PART B


                              UMB SCOUT STOCK FUND
                           UMB SCOUT STOCK SELECT FUND
                           UMB SCOUT EQUITY INDEX FUND
                            UMB SCOUT SMALL CAP FUND
                            UMB SCOUT WORLDWIDE FUND
                         UMB SCOUT WORLDWIDE SELECT FUND
                            UMB SCOUT TECHNOLOGY FUND
                              UMB SCOUT ENERGY FUND
                             UMB SCOUT BALANCED FUND
                               UMB SCOUT BOND FUND
                      UMB SCOUT KANSAS TAX-EXEMPT BOND FUND
                 UMB SCOUT MONEY MARKET FUND - FEDERAL PORTFOLIO
                  UMB SCOUT MONEY MARKET FUND - PRIME PORTFOLIO
                      UMB SCOUT TAX-FREE MONEY MARKET FUND





                       STATEMENT OF ADDITIONAL INFORMATION


                                October 31, 2001



This Statement of Additional Information (SAI) is not a Prospectus but should be read in conjunction with the Funds' current Prospectus dated October 31, 2001. To obtain the Prospectus or any Annual or Semi-Annual Report to shareholders, please call the Funds toll-free at 1-800-996-2862.

The following financial statements are incorporated into this SAI by reference to the Annual Report of the various UMB Scout Funds (File Nos. 811-3557; 811-4860; 811-08511; 811-3558; 811-7323; 811-3556; 811-3528; 811-7472; 811-08513
and 811-09813) as filed with the Securities and Exchange Commission on September 4, 2001:

    1. Statements of Net Assets for the Year Ended June 30, 2001
    2. Statements of Assets and Liabilities for the Year Ended June 30, 2001
    3. Statements of Operations for the Year Ended June 30, 2001
    4. Statements of Changes in Net Assets for the Years Ended June 30, 2001 and June 30, 2000
    5. Financial Highlights
    6. Notes to Financial Statements
    7. Independent Accountants' Report

"UMB" and "Scout" are registered service marks of UMB Financial Corporation

                                TABLE OF CONTENTS
                                                                          Page
                                                                          ----
Introduction................................................................3
Investment Policies.........................................................3
       Ability to Change Investment Policies (All Funds)....................3
       Diversification (All Funds)..........................................3
       UMB Scout Stock Fund and UMB Scout Stock Select Fund.................4
       UMB Scout Equity Index Fund..........................................6
       UMB Scout Small Cap Fund.............................................9
       UMB Scout WorldWide Fund and UMB Scout WorldWide Select Fund.........12
       UMB Scout Technology Fund............................................15
       UMB Scout Energy Fund................................................18
       UMB Scout Balanced Fund..............................................20
       UMB Scout Bond Fund..................................................23
       UMB Scout Kansas Tax-Exempt Bond Fund................................24
       UMB Scout Money Market Fund..........................................31
       UMB Scout Tax-Free Money Market Fund.................................32
Risk Factors................................................................33
       Risk Factors Applicable to Foreign Investments.......................33
       Risk Factors Applicable to Repurchase Agreements.....................33
       Risk Factors Applicable to Money Market Instruments..................33
       Risk Factors Applicable to Inverse Floaters..........................34
       Risk Factors Applicable to Futures Transactions......................34
       Risk Factors Applicable to Illiquid and Restricted Securities........34
       Risk Factors Applicable to Investment Companies......................34
       Risk Factors Applicable to Securities Lending........................34
Investment Restrictions.....................................................35
Portfolio Transactions......................................................44
Performance Measures........................................................46
       Yield of UMB Scout Money Market Fund and UMB Scout Tax-Free
       Money Market Fund....................................................46
       Tax Equivalent Yield of UMB Scout Kansas Tax-Exempt Bond Fund........46
       Total Return.........................................................46
       Performance Comparisons..............................................48
Purchase, Redemption and Pricing of Shares..................................48
Dividends, Distributions and Taxes..........................................50
Management and Investment Advisor...........................................52
Officers and Directors/Trustees.............................................53
Compensation Table..........................................................55
Control Persons and Principal Holders of Shares.............................55
Sub-Administrator and Fund Accountant.......................................56
Distributor.................................................................57
Transfer Agent..............................................................57
Custodian...................................................................57
Independent Auditors........................................................57
Fund Counsel................................................................58
General Information and History.............................................58
Fixed Income Securities Ratings.............................................59
Municipal Securities Ratings................................................63

                                  INTRODUCTION

The investment companies within UMB Scout Funds group are registered and classified as open-end management investment companies under the Investment Company Act of 1940, as amended (the "1940 Act"). Each investment company, or separate portfolio if there are multiple portfolios (each such company or portfolio is referred to as a "Fund" or, collectively, as the "Funds") operates as a separate mutual fund with shares that are offered for purchase and redemption on an ongoing basis. Each Fund is managed by Scout Investment Advisors, Inc., a Missouri corporation (the "Advisor"), which is a wholly-owned subsidiary of UMB Bank, n.a.

This Statement of Additional Information (SAI) supplements the information contained in the combined Prospectus for the Funds. The Prospectus outlines the investment objectives, principal investment strategies and principal risks of the Funds, as well as various policies relating to the purchase and redemption of shares. This SAI contains additional information about the operation of the Funds, including additional information about:
o   Investment Policies
o   Investment Restrictions
o   Risk Factors

                               INVESTMENT POLICIES

ABILITY TO CHANGE INVESTMENT POLICIES

Many of the Funds have investment policies that are deemed to be matters of fundamental policy, which means that they may not be changed without the approval of a majority of the outstanding voting securities of the particular Fund. Under the 1940 Act, a "majority of the outstanding voting securities" of a Fund means the vote of: (i) more than 50% of the outstanding voting securities of the Fund; or (ii) 67% or more of the voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, whichever is less.

Funds within UMB Scout Funds group that have been established in recent years have certain investment policies deemed to be matters of non-fundamental policy, which means that the Board of Directors or Trustees of the Fund can modify these investment policies without the need to obtain the approval of shareholders. By establishing investment policies as non-fundamental, the Board has greater flexibility to implement investment policy changes that it deems to be advisable and in the best interests of shareholders. The discussion of the investment policies of each Fund set forth below indicates whether its various investment policies are fundamental or non-fundamental.

DIVERSIFICATION

All of the Funds except for UMB Scout Kansas Tax-Exempt Bond Fund are classified under the 1940 Act as "diversified" funds. Under the 1940 Act, if a fund is classified as a diversified fund, it generally means that the fund may not, with respect to 75% of its total assets, invest more than 5% of it total assets in securities of any one issuer (except obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and securities issued by investment companies) or purchase more than 10% of the voting securities of any one issuer. In the case of UMB Scout Stock Fund, UMB Scout WorldWide Fund, UMB Scout Balanced Fund, UMB Scout Bond Fund, UMB Scout Money Market Fund and UMB Scout Tax-Free Money Market Fund, the 5% limitation applies to 100%, rather than 75% of the total assets of each such Fund.

UMB Scout Kansas Tax-Exempt Bond Fund is classified as a non-diversified fund under the 1940 Act. As a non-diversified fund, the Fund may not, with respect to 50% of its total assets, invest more than 5% of it total assets in securities of any one issuer (except obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and securities issued by investment companies). As to the other 50% of its total assets, the Fund may invest more than 5% (but not more than 25%) of its total assets in the securities of any issuer. UMB Scout Kansas Tax-Exempt Bond Fund, as well as all of the other UMB Scout Funds, intend to satisfy the portfolio diversification requirements that are applicable to mutual funds under the Internal Revenue Code.

UMB SCOUT STOCK FUND AND UMB SCOUT STOCK SELECT FUND

To seek its objective of long-term growth of capital and income, UMB Scout Stock Fund normally invests at least 80% of its total assets, and UMB Scout Stock Select Fund normally invests at least 90% of its total assets in common stocks. Common stocks are equity securities that represent a proportionate share of the ownership of a company; their value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets, and general market conditions. In addition to common stocks, each Fund is authorized to invest, to a more limited extent, in preferred stocks, high grade fixed income securities, and preferred stocks or fixed income securities that are convertible into common stocks. The Funds do not intend to concentrate their investments in any particular industry. Without the approval of shareholders, neither Fund will purchase a security if as a result of such purchase more than 25% of its assets will be invested in a particular industry.

The investment objective, most policies and all of the investment restrictions of UMB Scout Stock Fund described in the Prospectus and in this SAI are matters of fundamental policy, which means that they cannot be changed by the Board without first obtaining shareholder approval. The Fund's policy regarding investments in illiquid securities (described below), except with respect to repurchase agreements maturing in more than seven days, was adopted by the Board as a matter of non-fundamental policy in order to be consistent with other UMB Scout Funds.

The investment objective and policies of UMB Scout Stock Select Fund are matters of non-fundamental policy, which means that they can be changed by the Board without shareholder approval. However, certain of the Fund's investment restrictions described in the investment restrictions section of this SAI are matters of fundamental policy, as required under the 1940 Act.

Money Market Investments. The Funds intend to hold some cash, short-term debt obligations, government securities or other high-quality money market investments to cover redemptions, unanticipated expenses and for reserves. There may also be times when the Funds attempt to respond to adverse market, economic, political or other conditions by investing up to 100% of their assets in cash or in those types of money market investments for temporary, defensive purposes. During those times, the Funds will not be able to pursue their investment objectives and, instead, will focus on preserving your investment. The types of short-term debt obligations, government securities or other high-quality money market investments readily changeable into cash in which the Funds may invest are:

   (1) direct obligations of the U.S. Government such as bills, notes and other debt securities issued by the U.S. Treasury;

   (2) certificates of deposit, bankers' acceptances and other short-term obligations issued domestically by U.S. commercial banks having assets of at least $1 billion and which are members of the Federal Deposit Insurance Corporation or holding companies of such banks;

   (3) commercial paper of companies rated P-2 or higher by Moody's Investor Service, Inc. ("Moody's") or A-2 or higher by Standard & Poor's Ratings Group ("S&P(R)"), or if not rated by either Moody's or S&P(R), a company's commercial paper may be purchased by the Fund if the company has an outstanding bond issue rated Aa or higher by Moody's or AA or higher by S&P(R);

   (4) short-term debt securities which are non-convertible and which have one year or less remaining to maturity at the date of purchase and which are rated Aa or higher by Moody's or AA or higher by S&P(R);

   (5) negotiable certificates of deposit and other short-term debt obligations of savings and loan associations having assets of at least $1 billion and which are members of the Federal Home

      Loan Banks Association and insured by the Federal Savings and Loan Insurance Corporation; and

(6) issues of the U.S. Treasury or U.S. government agencies that are subject to repurchase agreements.

Repurchase Agreements. A repurchase agreement involves the sale of securities to a Fund with the concurrent agreement by the seller to repurchase the securities at the Fund's cost plus interest at an agreed rate upon demand or within a specified time, thereby determining the yield during the Fund's period of ownership. The result is a fixed rate of return insulated from market fluctuations during such period. Under the 1940 Act, repurchase agreements are considered loans by the Funds. The Funds will enter into repurchase agreements only with U.S. banks having assets in excess of $1 billion which are members of the Federal Deposit Insurance Corporation, and with certain securities dealers who meet the qualifications set from time to time by the Board of Directors of the Funds. The term to maturity of a repurchase agreement normally will be no longer than a few days.

Preferred Stocks. Preferred stocks also are equity securities. Generally, preferred stock receives dividends prior to distributions on common stock and usually has a priority of claim over common stockholders if the company is liquidated. Unlike common stock, preferred stock does not usually have voting rights; however, in some instances, preferred stock is convertible into common stock. In order to be payable, dividends on preferred stock must be declared by the company's board of directors. Dividends on the typical preferred stock are cumulative, causing dividends to accrue even if not declared by the board of directors. There is, however, no assurance that dividends will be declared by the boards of directors of companies of the preferred stocks in which the Funds may invest.

Fixed Income Securities. Fixed income or debt securities are issued by governments, government agencies, corporations and other business organizations, and the securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes and debentures are examples of debt securities. The Funds' investments in fixed income securities issued by corporations and other business organizations will be rated at the time of purchase within the top three classifications of Moody's (Aaa, Aa, and A) or S&P(R) (AAA, AA and A).

Convertible Securities. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk and may be less volatile than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. In selecting convertible securities, the Advisor will consider, among other factors: an evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of the Fund's portfolio as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

Illiquid and Restricted Securities. Each Fund may invest up to 15% of its net assets in securities that are considered to be illiquid (except that UMB Scout Stock Fund may not invest more than 10% of its net assets in repurchase agreements maturing in more than seven days). A security is considered to be illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security. Examples of illiquid securities include securities that have a limited trading market, securities that are sold in private placements without being registered for public sale under the Securities Act of 1933, as amended (the "1933 Act") and are therefore subject to restrictions on resale, and other securities that are subject to restrictions on resale. Certain restricted securities such as commercial paper issued under Section 4(2) of the 1933 Act and domestically traded securities that are not registered under the 1933 Act, but are regularly traded among qualified institutional buyers because they are exempt from registration under 1933 Act Rule 144A, may be treated as liquid securities for purposes of the 15% limitation, as long as the Advisor determines, under the supervision of the Board, that an adequate trading market exists.

Other Investment Companies. Each Fund is authorized to purchase shares of other investment companies, subject to certain percentage limits set forth in the 1940 Act. Specifically, each Fund may invest up to 5% of its total assets in the securities of any one investment company (or series thereof), but may not own more than 3% of any investment company (or series thereof) or invest more than 10% of its total assets in the securities of other investment companies (or series thereof). Each Fund may, however, invest in other investment companies without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction.

Securities Lending. In order to generate additional income, UMB Scout Stock Select Fund may lend securities on a short-term basis to banks, broker-dealers or other qualified institutions. In exchange, the Fund will receive collateral equal to at least 100% of the value of the securities loaned. Securities lending may represent no more than one-third the value of the Fund's total assets (including the loan collateral). Any cash collateral received by the Fund in connection with these loans may be invested in U.S. government securities and other liquid high-grade debt obligations.

UMB SCOUT EQUITY INDEX FUND

UMB Scout Equity Index Fund seeks to provide investment results that track, as closely as possible, the performance of the Standard & Poor's(R) 500 Composite Stock Price Index (the "S&P 500(R) Index").

The S&P 500(R) Index is a market value-weighted index consisting of 500 common stocks which are traded on the New York Stock Exchange, American Stock Exchange and the Nasdaq National Market System and selected by Standard & Poor's Corporation through a detailed screening process starting on a macro-economic level and working toward a micro-economic level dealing with company-specific information such as market value, industry group classification, capitalization and trading activity. The primary objective of Standard & Poor's Corporation for the S&P 500(R) Index is for the Index to be the performance benchmark for the U.S. equity markets. The companies chosen for inclusion in the S&P 500(R) Index tend to be leaders in important industries within the U.S. economy. However, companies are not selected for inclusion because they are expected to have superior stock price performance relative to the market in general or other stocks in particular. Standard & Poor's Corporation makes no representation or warranty, implied or express, to purchasers of UMB Scout Equity Index Fund shares or any member of the public regarding the advisability of investing in the Fund or the ability of the S&P 500(R) Index to track general stock market performance. "Standard & Poor's (R)", "S&P(R)", "S&P 500(R)" and "Standard & Poor's 500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Advisor.

The investment objective and policies of UMB Scout Equity Index Fund are matters of non-fundamental policy, which means that they can be changed by the Board without shareholder approval. However, certain of the Fund's investment restrictions described in the investment restrictions section of this SAI are matters of fundamental policy, as required under the 1940 Act.

Disclaimers. UMB Scout Equity Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P(R)"). S&P(R) makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500(R) Index to track general stock market performance. S&P(R)'s only relationship to the Advisor is the licensing of certain trademarks and trade names of S&P(R) and of the S&P 500(R) Index which is determined, composed and calculated by S&P(R) without regard to the Advisor or the Fund. S&P(R) has no obligation to take the needs of the Advisor or the shareholders of the Fund into consideration in determining, composing or calculating the S&P 500(R) Index. S&P(R) is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of shares of the Fund or in the determination or calculation of the equation by which shares of the Fund are to be redeemed. S&P(R) has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P(R) DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500(R) INDEX OR ANY DATA INCLUDED THEREIN AND S&P(R) SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P(R) MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISOR, THE FUND, SHAREHOLDERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500(R) INDEX OR ANY DATA INCLUDED THEREIN. S&P(R) MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500(R) INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P(R) HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Tracking Variance. UMB Scout Equity Index Fund is subject to the risk of tracking variance. Tracking variance may result from share purchases and redemptions, transaction costs, expenses and other factors. Share purchases and redemptions may necessitate the purchase and sale of securities by the Fund and the resulting transaction costs, which may be substantial because of the number and the characteristics of the securities held. In addition, transaction costs are incurred because sales of securities received in connection with spin-offs and other corporate organizations are made to conform the Fund's holdings with its investment objective. Tracking variance may also occur due to factors such as the size of the Fund, the maintenance of a cash reserve pending investment or to meet expected redemptions, changes made in the S&P 500(R) Index or the manner in which the Index is calculated or because the indexing and investment approach of the Advisor or sub-advisor does not produce the intended goal of the Fund. In the event the performance of the Fund is not comparable to the performance of the S&P 500(R) Index, the Board of Trustees will evaluate the reasons for the deviation and the availability of corrective measures. If substantial deviation in the Fund's performance were to continue for extended periods, it is expected that the Board of Trustees would consider recommending to shareholders possible changes to the Fund's investment objective.

SPDRs. To maintain exposure to the S&P 500(R) Index and to manage cash flows, the Fund may purchase and sell shares of an exchange-traded fund (ETF) that are called Standard & Poor's Depository Receipts, or SPDRs (sometimes called "Spiders"). An ETF is a fund that holds a portfolio of common stocks designed to track the performance of a particular index and whose shares trade throughout the trading day. SPDRs are shares in an ETF that are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the S&P 500(R) Index. By investing in SPDRs, the Fund can efficiently invest cash inflows or outflows in order to manage its exposure to the S&P 500(R) Index.

ETFs are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of their shares should, under normal circumstances, closely track the value of the index's underlying component stocks. ETFs generally do not buy or sell securities, except to the extent necessary to conform their portfolios to the corresponding index. Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly.

ETFs generally do not sell or redeem their shares for cash, and most investors do not purchase or redeem shares directly from an ETF. Instead, the ETF issues and redeems its shares in large blocks (typically 50,000 of its shares) called "creation units." Creation units are issued to anyone who deposits a specified portfolio of the ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, and creation units are redeemed in kind for a portfolio of the underlying securities (based on the ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Most ETF investors, however, purchase and sell ETF shares in the secondary trading market on a securities exchange, in lots of any size, at any time during the trading day.

ETF investors generally must pay a brokerage fee for each purchase or sale of ETF shares, including purchases made to reinvest dividends.

Because ETF shares are created from the stocks of an underlying portfolio and can be redeemed into the stocks of an underlying portfolio on any day, arbitrage traders may move to profit from any price discrepancies between the shares and the ETF's portfolio, which in turn helps to close the price gap between the two. Of course, because of the forces of supply and demand and other market factors, there may be times when an ETF share trades at a premium or discount to its net asset value.

In connection with its investment in SPDRs, the Fund will incur various costs that shareholders will ultimately bear. The Fund may also realize capital gains when SPDRs are sold, and the purchase and sale of the SPDRs may include a brokerage commission that may result in costs to shareholders. In addition, the Fund is subject to the other fees as an investor in SPDRs including, but not limited to trustees fees, operating expenses, licensing fees, registration fees, and marketing expenses, each of which will be reflected in the net asset value of SPDRs.

SPDRs also are shares of a 1940 Act registered investment company, so the Fund's investment in SPDRs are subject to its investment policies limiting the percentage that it can invest in other investment companies. This means that the Fund may invest up to 5% of its total assets in the securities of any one investment company (or series thereof), but may not own more than 3% of any investment company (or series thereof) or invest more than 10% of its total assets in the securities of other investment companies (or series thereof). The Fund may, however, invest in other investment companies without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction.

Money Market Investments. The Fund intends to hold some cash, short-term debt obligations, government securities or other high-quality money market investments for reserves to cover redemptions and unanticipated expenses. The types of short-term debt obligations, government securities or other high-quality money market investments readily changeable into cash in which the Fund may invest are:


   (1) direct obligations of the U.S. Government such as bills, notes and other debt securities issued by the U.S. Treasury;

   (2) certificates of deposit, bankers' acceptances and other short-term obligations issued domestically by U.S. commercial banks having assets of at least $1 billion and which are members of the Federal Deposit Insurance Corporation or holding companies of such banks;

   (3) commercial paper of companies rated P-2 or higher by Moody's Investor Service, Inc. ("Moody's") or A-2 or higher by Standard & Poor's Ratings Group ("S&P(R)"), or if not rated by either Moody's or S&P(R), a company's commercial paper may be purchased by the Fund if the company has an outstanding bond issue rated Aa or higher by Moody's or AA or higher by S&P(R);

   (4) short-term debt securities which are non-convertible and which have one year or less remaining to maturity at the date of purchase and which are rated Aa or higher by Moody's or AA or higher by S&P(R);

   (5) negotiable certificates of deposit and other short-term debt obligations of savings and loan associations having assets of at least $1 billion and which are members of the Federal Home Loan Banks Association and insured by the Federal Savings and Loan Insurance Corporation; and

   (6) issues of the U.S. Treasury or U.S. government agencies that are subject to repurchase agreements.

Repurchase Agreements. A repurchase agreement involves the sale of securities to a Fund with the concurrent agreement by the seller to repurchase the securities at the Fund's cost plus interest at an agreed rate upon demand or within a specified time, thereby determining the yield during the Fund's period of ownership. The result is a fixed rate of return insulated from market fluctuations during such period. Under the 1940 Act, repurchase agreements are considered loans by the Fund. The Fund will enter into repurchase agreements only with U.S. banks having assets in excess of $1 billion which are members of the Federal Deposit Insurance Corporation, and with certain securities dealers who meet the qualifications set from time to time by the Board of Trustees of the Fund. The term to maturity of a repurchase agreement normally will be no longer than a few days.

Illiquid and Restricted Securities. The Fund may invest up to 15% of its net assets in securities that are considered to be illiquid (except that the Fund may not invest more than 10% of its net assets in repurchase agreements maturing in more than seven days). A security is considered to be illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security. Examples of illiquid securities include securities that have a limited trading market, securities that are sold in private placements without being registered for public sale under the 1933 Act and are therefore subject to restrictions on resale, and other securities that are subject to restrictions on resale. Certain restricted securities such as commercial paper issued under Section 4(2) of the 1933 Act and domestically traded securities that are not registered under the 1933 Act, but are regularly traded among qualified institutional buyers because they are exempt from registration under 1933 Act Rule 144A, may be treated as liquid securities for purposes of the 15% limitation, as long as the Advisor determines, under the supervision of the Board, that an adequate trading market exists.

Securities Lending. In order to generate additional income, the Fund may lend securities on a short-term basis to banks, broker-dealers or other qualified institutions. In exchange, the Fund will receive collateral equal to at least 100% of the value of the securities loaned. Securities lending may represent no more than one-third the value of the Fund's total assets (including the loan collateral). Any cash collateral received by the Fund in connection with these loans may be invested in U.S. government securities and other liquid high-grade debt obligations.

UMB SCOUT SMALL CAP FUND

The Fund's investment objective is long-term growth of capital. The investment objective is a matter of fundamental policy, which means that it may not be changed without the approval of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). However, the following investment policies, as well as those investment policies outlined in the Fund's prospectus, may be changed by the Fund's Board without the approval of Fund shareholders.

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets in a diversified portfolio of equity securities issued by companies that, at the time of the investment, have a market capitalization of $1.5 billion or less. Any change in this 80% policy approved by the Board may not take effect until shareholders have received written notice of the change at least sixty (60) days before it occurs.

The Fund may invest in companies either located in or having a substantial portion of their business in the United States. The equity securities in which the Fund invests include common stocks, preferred stocks, and securities convertible into common stocks, rights and warrants. Common stocks are equity securities that represent a proportionate share of the ownership of a company; their value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets, and general market conditions.


The Fund also is authorized to purchase fixed income securities such as corporate bonds rated A or better by Moody's or S&P(R), in U.S. government issues such as treasury bills, treasury notes and treasury bonds, or in short-term money market instruments such as commercial paper, bankers' acceptances and certificates of deposit. The Fund may also invest, to a limited extent, in shares of exchange-traded funds that are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of a particular market index.

Money Market Investments. The Fund intends to hold some cash, short-term debt obligations, government securities or other high-quality money market investments to cover redemptions, unanticipated expenses and for reserves. There may also be times when the Fund attempts to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in cash or in those types of money market investments for temporary, defensive purposes. During those times, the Fund will not be able to pursue its investment objectives and, instead, will focus on preserving your investment. The types of short-term debt obligations, government securities or other high-quality money market investments readily changeable into cash in which the Fund may invest are:

   (1) direct obligations of the U.S. Government such as bills, notes and other debt securities issued by the U.S. Treasury;

   (2) certificates of deposit, bankers' acceptances and other short-term obligations issued domestically by U.S. commercial banks having assets of at least $1 billion and which are members of the Federal Deposit Insurance Corporation or holding companies of such banks;

   (3) commercial paper of companies rated P-2 or higher by Moody's or A-2 or higher by S&P(R), or if not rated by either Moody's or S&P(R), a company's commercial paper may be purchased by the Fund if the company has an outstanding bond issue rated Aa or higher by Moody's or AA or higher by S&P(R);

   (4) short-term debt securities which are non-convertible and which have one year or less remaining to maturity at the date of purchase and which are rated Aa or higher by Moody's or AA or higher by S&P(R);

   (5) negotiable certificates of deposit and other short-term debt obligations of savings and loan associations having assets of at least $1 billion and which are members of the Federal Home Loan Banks Association and insured by the Federal Savings and Loan Insurance Corporation; and

   (6) issues of the U.S. Treasury or U.S. government agencies that are subject to repurchase agreements.

Repurchase Agreements. A repurchase agreement involves the sale of securities to the Fund with the concurrent agreement by the seller to repurchase the securities at the Fund's cost plus interest at an agreed rate upon demand or within a specified time, thereby determining the yield during the Fund's period of ownership. The result is a fixed rate of return insulated from market fluctuations during such period. Under the 1940 Act, repurchase agreements are considered loans by the Fund. The Fund will enter into repurchase agreements only with U.S. banks having assets in excess of $1 billion which are members of the Federal Deposit Insurance Corporation, and with certain securities dealers who meet the qualifications set from time to time by the Board of Trustees. The term to maturity of a repurchase agreement normally will be no longer than a few days.

Warrants and Rights. The Fund may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying shares. The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. Rights represent a preemptive right to purchase additional shares of stock at the time of new issuance, before stock is offered to the general public, so that the stockholder can retain the same ownership percentage after the offering.

Convertible Securities. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk and may be less volatile than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. In selecting convertible securities, the Advisor will consider, among other factors: an evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of the Fund's portfolio as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

Illiquid and Restricted Securities. The Fund may invest up to 15% of its net assets in securities that are considered to be illiquid (except that the Fund may not invest more than 10% of its net assets in repurchase agreements maturing in more than seven days). A security is considered to be illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security. Examples of illiquid securities include securities that have a limited trading market, securities that are sold in private placements without being registered for public sale under the 1933 Act and are therefore subject to restrictions on resale, and other securities that are subject to restrictions on resale. Certain restricted securities such as commercial paper issued under Section 4(2) of the 1933 Act and domestically traded securities that are not registered under the 1933 Act, but are regularly traded among qualified institutional buyers because they are exempt from registration under 1933 Act Rule 144A, may be treated as liquid securities for purposes of the 15% limitation, as long as the Advisor determines, under the supervision of the Board, that an adequate trading market exists.


Exchange-Traded Funds (ETFs). To manage cash flows and maintain desired exposure to appropriate equity markets, the Fund may purchase and sell shares of exchange-traded funds (ETFs). An ETF is a fund that holds a portfolio of common stocks that is intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of the ETF shares should, under normal circumstances, closely track the value of the index's underlying component stocks. By investing in ETFs that track a particular index, the Fund can quickly employ any new cash to obtain exposure to a broadly diversified index-based investment portfolio.

Examples of ETFs in which the Fund may invest include, but are not limited to "Nasdaq-100 Shares" or "QQQs" (sometimes called "Cubes," "Qubes" or "Qs" and "iShares" such as the "iShares Russell 2000 Growth." Cubes are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the Nasdaq-100 Index(R). An investment in iShares Russell 2000 Growth is intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the Russell 2000 Growth index. There are as many as 70 separate iShares ETFs that track various domestic and international stock indices.

In connection with its investment in ETFs, the Fund will incur various costs that shareholders will ultimately bear. The Fund may also realize capital gains when ETF shares are sold, and the purchase and sale of the ETF shares may include a brokerage commission that may result in costs to shareholders. In addition, the Fund is subject to the other fees as an investor in ETFs including, but not limited to trustees fees, operating expenses, licensing fees, registration fees, and marketing expenses, each of which will be reflected in the net asset value of the ETF shares.

The Fund only invests in ETFs that are federally registered investment companies, so the Fund's investments in ETFs are subject to its investment policies limiting the percentage that it can invest in other investment companies.


Other Investment Companies. The Fund is authorized to purchase shares of other investment companies, subject to certain percentage limits set forth in the 1940 Act. Specifically, the Fund may invest up to 5% of its total assets in the securities of any one investment company (or series thereof), but may not own more than 3% of any investment company (or series thereof) or invest more than 10% of its total assets in the securities of other investment companies (or series thereof). The Fund may, however, invest in other investment companies without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction.

Preferred Stocks. Preferred stocks also are equity securities. Generally, preferred stock receives dividends prior to distributions on common stock and usually has a priority of claim over common stockholders if the company is liquidated. Unlike common stock, preferred stock does not usually have voting rights; however, in some instances, preferred stock is convertible into common stock. In order to be payable, dividends on preferred stock must be declared by the company's board of directors. Dividends on the typical preferred stock are cumulative, causing dividends to accrue even if not declared by the board of directors. There is, however, no assurance that dividends will be declared by the boards of directors of companies of the preferred stocks in which the Fund may invest.

Fixed Income Securities. Fixed income or debt securities are issued by governments, government agencies, corporations and other business organizations, and the securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes and debentures are examples of debt securities. The Fund's investments in fixed income securities issued by corporations and other business organizations will be A rated at the time of purchase, which is the top classification of Moody's or S&P(R).




UMB SCOUT WORLDWIDE FUND AND UMB SCOUT WORLDWIDE SELECT FUND

The investment objective, most policies and all of the investment restrictions of UMB Scout WorldWide Fund described in the Prospectus and in this SAI are matters of fundamental policy, which means that they cannot be changed by the Board without first obtaining shareholder approval. The Fund's policy regarding investments in illiquid securities (except with respect to repurchase agreements maturing in more than seven days) was adopted by the Board as a matter of non-fundamental policy in order to be consistent with other UMB Scout Funds.

The investment objective and policies of UMB Scout WorldWide Select Fund are matters of non-fundamental policy, which means that they can be changed by the Board without shareholder approval. However, any change in the WorldWide Select Fund's policy of investing 90% of its net assets in worldwide companies (as described below) approved by the Board may not take effect until shareholders have received written notice of the change at least sixty (60) days before it occurs. Also, certain of the Fund's investment restrictions described in the investment restrictions section of this SAI are matters of fundamental policy, as required under the 1940 Act.

To seek their respective objectives of long-term growth of capital and income, UMB Scout WorldWide Fund normally invests at least 80% of its net assets, and UMB Scout WorldWide Select Fund normally invests at least 90% of its net assets, in a diversified portfolio of equity securities (common stocks, depository receipts and securities convertible into common stocks) of established companies either located outside the U.S. or whose primary business is carried on outside the U.S. Common stocks are equity securities that represent a proportionate share of the ownership of a company; their value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets, and general market conditions. The Funds may invest directly in foreign securities or purchase American Depository Receipts (ADRs), European Depository Receipts (EDRs) and International Depository Receipts (IDRs), in bearer form, which are designed for use in

European and other securities markets. ADRs, EDRs and IDRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.

The Funds diversify their investments among various countries and a number of different industries. Generally, the Funds do not intend to invest more than 25% of their total assets in any one particular country or in securities issued by any single foreign government, its agencies or instrumentalities, and the Funds normally invest their assets in at least three foreign countries. However, the Funds may, at times, temporarily invest a substantial portion of their assets in one or more of such countries if economic and business conditions warrant such investments. The Funds do not intend to concentrate their investments in any particular industry. Without the approval of shareholders, neither Fund will purchase a security if as a result of such purchase more than 25% of its assets will be invested in a particular industry.

Neither UMB Scout WorldWide Fund nor UMB Scout WorldWide Select Fund will invest more than 20% of its total assets in companies located in developing countries. A developing country is generally considered to be a country that is in the initial stages of its industrialization cycle with a low per capita gross national product. Compared to investment in the United States and other developed countries, investing in the equity and fixed income markets of developing countries involves exposure to relatively unstable governments, economic structures that are generally less mature and based on only a few industries and securities markets which trade a small number of securities. Prices on securities exchanges in developing countries generally will be more volatile than those in developed countries.

UMB Scout WorldWide Fund may not invest more than 5% of its gross assets in the securities of issuers (other than federal, state, territorial, or local governments, or corporations or authorities established thereby) which, including predecessors, have not had at least three years' continuous operations.

The Funds may invest in securities that are not listed on an exchange. Generally, the volume of trading in an unlisted common stock is less than the volume of trading in a listed stock. This means that the degree of market liquidity of some stocks in which the Funds invest may be relatively limited. When a Fund disposes of such a stock it may have to offer the shares at a discount from recent prices or sell the shares in small lots over an extended period of time.

In addition to equity securities, each Fund is authorized to invest, to a limited extent, in fixed-income securities of worldwide companies as described above. While most foreign securities are not subject to standard credit ratings, the Advisor intends to select "investment grade" issues of foreign debt securities which are comparable to a Baa or higher rating by Moody's or a BBB or higher rating by S&P(R) at the time of initial investment, based on available information, and taking into account liquidity and quality issues. Securities rated BBB or Baa are considered to have speculative characteristics. Neither Fund intends to hold more than 5% of its portfolio in securities whose ratings have dropped below investment grade. The Advisor will review such securities and determine appropriate action to take with respect to such securities.

In order to expedite settlement of portfolio transactions and to minimize currency value fluctuations, the Funds may purchase foreign currencies and/or engage in forward foreign currency transactions. The Funds will not engage in forward foreign currency exchange contracts for speculative purposes.

Depository Receipts. The Funds may purchase depository receipts whether they are "sponsored" or "unsponsored." "Sponsored" depository receipts are issued jointly by the issuer of the underlying security and a depository, whereas "unsponsored" depository receipts are issued without participation of the issuer of the deposited security. Holders of unsponsored depository receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored depository receipt. Depository receipts may result in a withholding tax by the foreign country of source, which will have the effect of reducing the income distributable to shareholders.

Money Market Investments. The Funds intend to hold some cash, short-term debt obligations, government securities or other high-quality money market investments to cover redemptions, unanticipated expenses and for reserves. There may also be times when the Funds attempt to respond to adverse market, economic, political or other conditions by investing up to 100% of their assets in cash or in those types of money market investments for temporary, defensive purposes. During those times, the Funds will not be able to pursue their investment objectives and, instead, will focus on preserving your investment. The types of short-term debt obligations, government securities or other high-quality money market investments readily changeable into cash in which the Funds may invest are:
   (1) direct obligations of the U.S. Government such as bills, notes and other debt securities issued by the U.S. Treasury;

   (2) certificates of deposit, bankers' acceptances and other short-term obligations issued domestically by U.S. commercial banks having assets of at least $1 billion and which are members of the Federal Deposit Insurance Corporation or holding companies of such banks;

   (3) commercial paper of companies rated P-2 or higher by Moody's or A-2 or higher by S&P(R), or if not rated by either Moody's or S&P(R), a company's commercial paper may be purchased by the Fund if the company has an outstanding bond issue rated Aa or higher by Moody's or AA or higher by S&P(R);

   (4) short-term debt securities which are non-convertible and which have one year or less remaining to maturity at the date of purchase and which are rated Aa or higher by Moody's or AA or higher by S&P(R);

   (5) negotiable certificates of deposit and other short-term debt obligations of savings and loan associations having assets of at least $1 billion and which are members of the Federal Home Loan Banks Association and insured by the Federal Savings and Loan Insurance Corporation; and

   (6) issues of the U.S. Treasury or U.S. government agencies that are subject to repurchase agreements.

Repurchase Agreements. A repurchase agreement involves the sale of securities to a Fund with the concurrent agreement by the seller to repurchase the securities at the Fund's cost plus interest at an agreed rate upon demand or within a specified time, thereby determining the yield during the Fund's period of ownership. The result is a fixed rate of return insulated from market fluctuations during such period. Under the 1940 Act, repurchase agreements are considered loans by the Funds. The Funds will enter into repurchase agreements only with U.S. banks having assets in excess of $1 billion which are members of the Federal Deposit Insurance Corporation, and with certain securities dealers who meet the qualifications set from time to time by the Board of Directors of the Funds. The term to maturity of a repurchase agreement normally will be no longer than a few days.

Currency Transactions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the Funds, to some degree, against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar. This method of protecting the value of a Fund's investment securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It establishes a rate of exchange that one can achieve at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

The Funds' dealings in forward foreign currency transactions will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of a Fund accruing in connection with the purchase and sale of its portfolio securities, the sale and redemption of shares of a Fund or the payment of dividends and distributions by a Fund. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. The Funds will not speculate in foreign forward exchange. Moreover, it may not be possible for the Funds to hedge against a devaluation that is so generally anticipated that the Funds are not able to contract to sell the currency at a price above its anticipated devaluation level.

Preferred Stocks. Preferred stocks also are equity securities. Generally, preferred stock receives dividends prior to distributions on common stock and usually has a priority of claim over common stockholders if the company is liquidated. Unlike common stock, preferred stock does not usually have voting rights; however, in some instances, preferred stock is convertible into common stock. In order to be payable, dividends on preferred stock must be declared by the company's board of directors. Dividends on the typical preferred stock are cumulative, causing dividends to accrue even if not declared by the board of directors. There is, however, no assurance that dividends will be declared by the boards of directors of companies of the preferred stocks in which the Funds may invest.

Convertible Securities. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk and may be less volatile than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. In selecting convertible securities, the Advisor will consider, among other factors: an evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of the Fund's portfolio as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

Illiquid and Restricted Securities. Each Fund may invest up to 15% of its net assets in securities that are considered to be illiquid (except that UMB Scout WorldWide Fund may not invest more than 10% of its net assets in repurchase agreements maturing in more than seven days). A security is considered to be illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security. Examples of illiquid securities include securities that have a limited trading market, securities that are sold in private placements without being registered for public sale under the 1933 Act and are therefore subject to restrictions on resale, and other securities that are subject to restrictions on resale. Certain restricted securities such as commercial paper issued under
Section 4(2) of the 1933 Act and domestically traded securities that are not registered under the 1933 Act, but are regularly traded among qualified institutional buyers because they are exempt from registration under 1933 Act Rule 144A, may be treated as liquid securities for purposes of the 15% limitation, as long as the Advisor determines, under the supervision of the Board, that an adequate trading market exists.

Other Investment Companies. Each Fund is authorized to purchase shares of other investment companies, subject to certain percentage limits set forth in the 1940 Act. Specifically, each Fund may invest up to 5% of its total assets in the securities of any one investment company (or series thereof), but may not own more than 3% of any investment company (or series thereof) or invest more than 10% of its total assets in the securities of other investment companies (or series thereof). The Funds may, however, invest in other investment companies without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction.

Fixed Income Securities. Fixed income or debt securities are issued by governments, government agencies, corporations and other business organizations, and the securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes and debentures are examples of debt securities. While most foreign securities are not subject to standard credit ratings, the Advisor intends to select "investment grade" issues of foreign debt securities which are comparable to a Baa or higher rating by Moody's or a BBB or higher rating by S&P(R) at the time of initial investment, based on available information, and taking into account liquidity and quality issues. Securities rated Baa or BBB are considered to have speculative characteristics.

Securities Lending. In order to generate additional income, UMB Scout WorldWide Select Fund may lend securities on a short-term basis to banks, broker-dealers or other qualified institutions. In exchange, the Fund will receive collateral equal to at least 100% of the value of the securities loaned. Securities lending may represent no more than one-third the value of the Fund's total assets (including the loan collateral). Any cash collateral received by the Fund in connection with these loans may be invested in U.S. government securities and other liquid high-grade debt obligations.

UMB SCOUT TECHNOLOGY FUND

The investment objective and policies of UMB Scout Technology Fund are matters of non-fundamental policy, which means that they can be changed by the Board without shareholder approval. However, certain of the Fund's investment restrictions described in the investment restrictions section of this SAI are matters of fundamental policy, as required under the 1940 Act.

The Fund will, under normal market conditions, seek to achieve its objective of long-term growth of capital by investing at least 80% of its net assets in securities of companies that develop, produce or distribute products and services related to technology. One factor the Advisor may consider in determining whether an issuer is considered principally engaged in technology business activities is if such issuer is listed on the Morgan Stanley High-Technology 35 Index (the "Morgan Stanley Index"), the Hambrecht and Quist Technology Index (the "H&Q Index"), the SoundView Technology Index, the technology groupings of the S&P 500(R) Index or any other comparable index. It is expected that more than 25% of the Fund's total assets will normally be invested in the technology sector (which includes companies that develop or sell computers, software and peripheral products).


The Fund normally invests primarily (at least 65% of net assets) in equity securities, which include common stocks, depository receipts, preferred stocks, convertible securities, and warrants. The Fund is also authorized to invest in fixed income securities for cash management purposes and to a limited degree (up to 35% of net assets) in fixed income securities such as high grade bonds, in a manner consistent with its objective. Common stocks are equity securities that represent a proportionate share of the ownership of a company; their value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets, and general market conditions. . The Fund may also invest, to a limited extent, in shares of exchange-traded funds that are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of a particular market index.


The Fund may invest directly in foreign securities or purchase American Depository Receipts (ADRs), European Depository Receipts (EDRs) and International Depository Receipts (IDRs), in bearer form, which are designed for use in European and other securities markets. ADRs, EDRs and IDRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation

Depository Receipts. The Fund may purchase depository receipts whether they are "sponsored" or "unsponsored." "Sponsored" depository receipts are issued jointly by the issuer of the underlying security and a depository, whereas "unsponsored" depository receipts are issued without participation of the issuer of the deposited security. Holders of unsponsored depository receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored depository receipt. Depository receipts may result in a withholding tax by the foreign country of source, which will have the effect of reducing the income distributable to shareholders.

Money Market Investments. The Fund intends to hold some cash, short-term debt obligations, government securities or other high-quality money market investments for reserves to cover redemptions and unanticipated expenses. There may also be times when the Fund attempts to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in cash or in those types of money market investments for temporary, defensive purposes. During those times, the Fund will not be able to pursue its investment objective and, instead, will focus on preserving your investment. The types of short-term debt obligations, government securities or other high-quality money market investments readily changeable into cash in which the Fund may invest are:

   (1) direct obligations of the U.S. Government such as bills, notes and other debt securities issued by the U.S. Treasury;

   (2) certificates of deposit, bankers' acceptances and other short-term obligations issued domestically by U.S. commercial banks having assets of at least $1 billion and which are members of the Federal Deposit Insurance Corporation or holding companies of such banks;

   (3) commercial paper of companies rated P-2 or higher by Moody's or A-2 or higher by S&P(R), or if not rated by either Moody's or S&P(R), a company's commercial paper may be purchased by the Fund if the company has an outstanding bond issue rated Aa or higher by Moody's or AA or higher by S&P(R);

   (4) short-term debt securities which are non-convertible and which have one year or less remaining to maturity at the date of purchase and which are rated Aa or higher by Moody's or AA or higher by S&P(R);

   (5) negotiable certificates of deposit and other short-term debt obligations of savings and loan associations having assets of at least $1 billion and which are members of the Federal Home Loan Banks Association and insured by the Federal Savings and Loan Insurance Corporation; and
   (6) issues of the U.S. Treasury or U.S. government agencies that are subject to repurchase agreements.

Repurchase Agreements. A repurchase agreement involves the sale of securities to the Fund with the concurrent agreement by the seller to repurchase the securities at the Fund's cost plus interest at an agreed rate upon demand or within a specified time, thereby determining the yield during the Fund's period of ownership. The result is a fixed rate of return insulated from market fluctuations during such period. Under the 1940 Act, repurchase agreements are considered loans by the Fund. The Fund will enter into repurchase agreements only with U.S. banks having assets in excess of $1 billion which are members of the Federal Deposit Insurance Corporation, and with certain securities dealers who meet the qualifications set from time to time by the Board. The term to maturity of a repurchase agreement normally will be no longer than a few days.

Preferred Stocks. Preferred stocks also are equity securities. Generally, preferred stock receives dividends prior to distributions on common stock and usually has a priority of claim over common stockholders if the company is liquidated. Unlike common stock, preferred stock does not usually have voting rights; however, in some instances, preferred stock is convertible into common stock. In order to be payable, dividends on preferred stock must be declared by the company's board of directors. Dividends on the typical preferred stock are cumulative, causing dividends to accrue even if not declared by the board of directors. There is, however, no assurance that dividends will be declared by the boards of directors of companies of the preferred stocks in which the Funds may invest.

Convertible Securities. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk and may be less volatile than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. In selecting convertible securities, the Advisor will consider, among other factors: an evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of the Fund's portfolio as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

Warrants and Rights. The Fund may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying shares. The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. Rights represent a preemptive right to purchase additional shares of stock at the time of new issuance, before stock is offered to the general public, so that the stockholder can retain the same ownership percentage after the offering.

Illiquid and Restricted Securities. The Fund may invest up to 15% of its net assets in securities that are considered to be illiquid (except that the Fund may not invest more than 10% of its net assets in repurchase agreements maturing in more than seven days). A security is considered to be illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security. Examples of illiquid securities include securities that have a limited trading market, securities that are sold in private placements without being registered for public sale under the 1933 Act and are therefore subject to restrictions on resale, and other securities that are subject to restrictions on resale. Certain restricted securities such as commercial paper issued under Section 4(2) of the 1933 Act and domestically traded securities that are not registered under the 1933 Act, but are regularly traded among qualified institutional buyers because they are exempt from registration under 1933 Act Rule 144A, may be treated as liquid securities for purposes of the 15% limitation, as long as the Advisor determines, under the supervision of the Board, that an adequate trading market exists.


Exchange-Traded Funds (ETFs). To manage cash flows and maintain desired exposure to appropriate equity markets, the Fund may purchase and sell shares of exchange-traded funds (ETFs). An ETF is a fund that holds a portfolio of common stocks that is intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of the ETF shares should, under normal circumstances, closely track the value of the index's underlying component stocks. By investing in ETFs that track a particular index, the Fund can quickly employ any new cash to obtain exposure to a broadly diversified index-based investment portfolio.

Examples of ETFs in which the Fund may invest include, but are not limited to "Nasdaq-100 Shares" or "QQQs" (sometimes called "Cubes," "Qubes" or "Qs"), "Standard & Poor's Depository Receipts" or "SPDRs" (sometimes called "Spiders"), and "iShares" such as the "iShares Russell 2000 Growth." Cubes are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the Nasdaq-100 Index(R). SPDRs are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the S&P 500(R) Index. An investment in iShares Russell 2000 Growth is intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the Russell 2000 Growth index. There are as many as 70 separate iShares ETFs that track various domestic and international stock indices.

In connection with its investment in ETFs, the Fund will incur various costs that shareholders will ultimately bear. The Fund may also realize capital gains when ETF shares are sold, and the purchase and sale of the ETF shares may include a brokerage commission that may result in costs to shareholders. In addition, the Fund is subject to the other fees as an investor in ETFs including, but not limited to trustees fees, operating expenses, licensing fees, registration fees, and marketing expenses, each of which will be reflected in the net asset value of the ETF shares.

The Fund only invests in ETFs that are federally registered investment companies, so the Fund's investments in ETFs are subject to its investment policies limiting the percentage that it can invest in other investment companies.


Other Investment Companies. The Fund is authorized to purchase shares of other investment companies, subject to certain percentage limits set forth in the 1940 Act. Specifically, the Fund may invest up to 5% of its total assets in the securities of any one investment company (or series thereof), but may not own more than 3% of any investment company (or series thereof) or invest more than 10% of its total assets in the securities of other investment companies (or series thereof). The Fund may, however, invest in other investment companies without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction.

Fixed Income Securities. Fixed income or debt securities are issued by governments, government agencies, corporations and other business organizations, and the securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes and debentures are examples of debt securities. The Fund's investments in fixed income securities issued by corporations and other business organizations will be rated at the time of purchase within the top three classifications of Moody's (Aaa, Aa, and A) or S&P(R) (AAA, AA and A).

Securities Lending. In order to generate additional income, the Fund may lend securities on a short-term basis to banks, broker-dealers or other qualified institutions. In exchange, the Fund will receive collateral equal to at least 100% of the value of the securities loaned. Securities lending may represent no more than one-third the value of the Fund's total assets (including the loan collateral). Any cash collateral received by the Fund in connection with these loans may be invested in U.S. government securities and other liquid high-grade debt obligations.

UMB SCOUT ENERGY FUND

The Fund's investment objective is long-term growth of capital. The investment objective is a matter of fundamental policy, which means that it may not be changed without the approval of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). The following investment policies, as well as those investment policies outlined in the Fund's prospectus, may be changed by the Fund's Board without the approval of Fund shareholders.

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities issued by companies principally engaged in energy-related businesses, and maintains a diversified portfolio of investments. The equity securities in which the Fund invests include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants. If the Board seeks to change the Fund's policy of focusing its investments in energy-related companies, it will provide shareholders with at least sixty (60) days advance written notice before the proposed change occurs.

The Fund has the flexibility to pursue its objective through any type of domestic or foreign security, listed or over-the-counter, without restriction as to market capitalization. Additionally, under normal circumstances, the Fund will not invest more than 25% of its total assets in a single industry other than energy-related industries.

Money Market Investments and Fixed Income Securities. The Fund intends to hold some cash, short-term debt obligations, government securities or other high-quality money market investments to cover redemptions, unanticipated expenses and for reserves. There may also be times when the Fund attempts to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in cash or in those types of money market investments for temporary, defensive purposes. During those times, the Fund will not be able to pursue its investment objective and, instead, will focus on preserving your investment. Investments in money market securities shall include government securities, government agency securities, commercial paper, banker's acceptances, bank certificates of deposit and repurchase agreements. Investment in commercial paper is restricted to companies rated P2 or higher by Moody's or A-2 or higher by S&P(R). The Fund may also invest in the following fixed income securities.

   (1) Direct obligations of the U.S. Government, such as bills, notes, bonds and other debt securities issued by the U.S. Treasury.

   (2) Obligations of U.S. government agencies and instrumentalities which are secured by the full faith and credit of the U.S. Treasury, such as securities of the Government National Mortgage Association, the Export-Import Bank or the Student Loan Marketing Association; or which are secured by the right of the issuer to borrow from the Treasury, such as securities issued by the Federal Financing Bank or the U.S. Postal Service; or are supported by the credit of the government agency or instrumentality itself, such as securities of Federal Home Loan Banks, Federal Farm Credit Banks or the Federal National Mortgage Association.

   (3)      Securities issued by corporations or other business organizations.

The Fund's investments in fixed income securities issued by corporations or other business organizations will be classified, at the time of purchase, as investment grade securities, which means that they will be rated Baa or higher by Moody's or BBB or higher by S&P(R). In addition, the credit quality of unrated securities purchased by the Fund must be, in the opinion of the Advisor, at least equivalent to a Baa rating by Moody's or a BBB rating by S&P(R). Although securities rated Baa by Moody's and BBB by S&P(R) are considered to be investment grade, they have speculative characteristics. Such securities carry a lower degree of risk than lower rated securities. Securities that are subsequently downgraded in quality below Baa by Moody's or BBB by S&P(R) may continue to be held by the Fund until such time as they can be disposed of in a reasonably practical manner.

Repurchase Agreements. A repurchase agreement involves the sale of securities to the Fund with the concurrent agreement by the seller to repurchase the securities at the Fund's cost plus interest at an agreed rate upon demand or within a specified time, thereby determining the yield during the Fund's period of ownership. The result is a fixed rate of return insulated from market fluctuations during such period. Under the 1940 Act, repurchase agreements are considered loans by the Fund. The Fund will enter into repurchase agreements only with U.S. banks having assets in excess of $1 billion which are members of the Federal Deposit Insurance Corporation, and with certain securities dealers who meet the qualifications set from time to time by the Board of Trustees. The term to maturity of a repurchase agreement normally will be no longer than a few days.

Warrants and Rights. The Fund may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying shares. The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. Rights represent a preemptive right to purchase additional shares of stock at the time of new issuance, before stock is offered to the general public, so that the stockholder can retain the same ownership percentage after the offering.

Convertible Securities. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk and may be more volatile than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. In selecting convertible securities, the Advisor will consider, among other factors: an evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of the Fund's portfolio as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

Illiquid and Restricted Securities. The Fund may invest up to 15% of its net assets in securities that are considered to be illiquid (except that the Fund may not invest more than 10% of its net assets in repurchase agreements maturing in more than seven days). A security is considered to be illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security. Examples of illiquid securities include securities that have a limited trading market, securities that are sold in private placements without being registered for public sale under the 1933 Act and are therefore subject to restrictions on resale, and other securities that are subject to restrictions on resale. Certain restricted securities such as commercial paper issued under Section 4(2) of the 1933 Act and domestically traded securities that are not registered under the 1933 Act, but are regularly traded among qualified institutional buyers because they are exempt from registration under 1933 Act Rule 144A, may be treated as liquid securities for purposes of the 15% limitation, as long as the Advisor determines, under the supervision of the Board, that an adequate trading market exists.

Other Investment Companies. The Fund is authorized to purchase shares of other investment companies, subject to certain percentage limits set forth in the 1940 Act. Specifically, the Fund may invest up to 5% of its total assets in the securities of any one investment company (or series thereof), but may not own more than 3% of any investment company (or series thereof) or invest more than 10% of its total assets in the securities of other investment companies (or series thereof). The Fund may, however, invest in other investment companies without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction.

Preferred Stocks. Preferred stocks also are equity securities. Generally, preferred stock receives dividends prior to distributions on common stock and usually has a priority of claim over common stockholders if the company is liquidated. Unlike common stock, preferred stock does not usually have voting rights; however, in some instances, preferred stock is convertible into common stock. In order to be payable, dividends on preferred stock must be declared by the company's board of directors. Dividends on the typical preferred stock are cumulative, causing dividends to accrue even if not declared by the board of directors. There is, however, no assurance that dividends will be declared by the boards of directors of companies of the preferred stocks in which the Fund may invest.

UMB SCOUT BALANCED FUND

The investment objective, most policies and all of the investment restrictions of UMB Scout Balanced Fund described in the Prospectus and in this SAI are matters of fundamental policy unless otherwise indicated, which means that they cannot be changed by the Board without first obtaining shareholder approval. The Fund's policy regarding investments in illiquid securities (except with respect to repurchase agreements maturing in more than seven days) was adopted by the Board as a matter of non-fundamental policy in order to be consistent with other UMB Scout Funds.

Normally the Fund will seek to achieve its objective of long-term growth of capital and high current income by investing at least 25% of its total assets in equity securities and a minimum of 25% of its total assets in fixed income obligations.

Equity Securities. The equity securities in which the Fund invests include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants. Common stocks are equity securities that represent a proportionate share of the ownership of a company; their value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets, and general market conditions. The Funds also may invest directly in foreign securities or purchase American Depository Receipts (ADRs), European Depository Receipts (EDRs) and International Depository Receipts
(IDRs), in bearer form, which are designed for use in European and other securities markets. ADRs, EDRs and IDRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.

Preferred Stocks. Preferred stocks also are equity securities. Generally, preferred stock receives dividends prior to distributions on common stock and usually has a priority of claim over common stockholders if the company is liquidated. Unlike common stock, preferred stock does not usually have voting rights; however, in some instances, preferred stock is convertible into common stock. In order to be payable, dividends on preferred stock must be declared by the company's board of directors. Dividends on the typical preferred stock are cumulative, causing dividends to accrue even if not declared by the board of directors. There is, however, no assurance that dividends will be declared by the boards of directors of companies of the preferred stocks in which the Fund may invest.

Convertible Securities. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk and may be less volatile than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. In selecting convertible securities, the Advisor will consider, among other factors: an evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of the Fund's portfolio as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

Warrants and Rights. The Fund may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying shares. The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. Rights represent a preemptive right to purchase additional shares of stock at the time of new issuance, before stock is offered to the general public, so that the stockholder can retain the same ownership percentage after the offering.

Fixed Income Securities. The Fund will normally invest in the following fixed income securities:

       (1) Direct obligations of the U.S. Government, such as bills, notes, bonds and other debt securities issued by the U.S. Treasury.

       (2) Obligations of U.S. government agencies and instrumentalities which are secured by the full faith and credit of the U.S. Treasury, such as securities of the Government National
                Mortgage Association; or which are secured by the right of the issuer to borrow from the Treasury, such as securities issued by the Federal Financing Bank or the U.S. Postal Services; or are supported by the credit of the government agency or instrumentality itself, such as securities of Federal Home Loan Banks, Federal Farm Credit Banks, or the Federal National Mortgage Association.

       (3) Securities issued by corporations or other business organizations. The Fund will generally invest in securities that, at the time of purchase, are classified as investment grade by Moody's or by S&P(R). Securities that are subsequently downgraded to non-investment grade may continue to be held by the Fund, as long as such securities do not exceed 5% of the portfolio, and will be sold only if the manager believes it would be advantageous to do so. In addition, the credit quality of unrated securities purchased by the Fund must be, in the opinion of the Advisor, at least equivalent to a Baa rating by Moody's or a BBB rating by S&P.

Securities rated Baa or higher by Moody's or BBB by S&P(R) or higher are classified as investment grade securities. Although securities rated Baa by Moody's and BBB by S&P(R) have speculative characteristics, they are considered to be investment grade. Such securities carry a lower degree or risk than lower rated securities.

Money Market Investments. The Fund intends to hold some cash, short-term debt obligations, government or government agency securities or other high-quality money market investments for reserves to cover redemptions and unanticipated expenses. There may also be times when the Fund attempts to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in cash or in those types of money market investments for temporary, defensive purposes. During those times, the Fund will not be able to pursue its investment objective and, instead, will focus on preserving your investment. The types of short-term debt obligations, government securities or other high-quality money market investments readily changeable into cash in which the Fund may invest are:

   (1) direct obligations of the U.S. Government such as bills, notes and other debt securities issued by the U.S. Treasury;

   (2) certificates of deposit, bankers' acceptances and other short-term obligations issued domestically by U.S. commercial banks having assets of at least $1 billion and which are members of the Federal Deposit Insurance Corporation or holding companies of such banks;

   (3) commercial paper of companies rated P-2 or higher by Moody's or A-2 or higher by S&P(R), or if not rated by either Moody's or S&P(R), a company's commercial paper may be purchased by the Fund if the company has an outstanding bond issue rated Aa or higher by Moody's or AA or higher by S&P(R);

   (4) short-term debt securities which are non-convertible and which have one year or less remaining to maturity at the date of purchase and which are rated Aa or higher by Moody's or AA or higher by S&P(R);

   (5) negotiable certificates of deposit and other short-term debt obligations of savings and loan associations having assets of at least $1 billion and which are members of the Federal Home Loan Banks Association and insured by the Federal Savings and Loan Insurance Corporation; and

   (6) issues of the U.S. Treasury or U.S. government agencies that are subject to repurchase agreements.

Repurchase Agreements. A repurchase agreement involves the sale of securities to the Fund with the concurrent agreement by the seller to repurchase the securities at the Fund's cost plus interest at an agreed rate upon demand or within a specified time, thereby determining the yield during the Fund's period of ownership. The result is a fixed rate of return insulated from market fluctuations during such period. Under the 1940 Act, repurchase agreements are considered loans by the Fund. The Fund will enter into repurchase agreements only with U.S. banks having assets in excess of $1 billion which are members of the Federal Deposit Insurance Corporation, and with certain securities dealers who meet the qualifications set from time to time by the Board. The term to maturity of a repurchase agreement normally will be no longer than a few days. The Fund may not invest more than 10% of its net assets in repurchase agreements maturing in more than seven days.

Other Investment Companies. The Fund is authorized to purchase shares of other investment companies, subject to certain percentage limits set forth in the 1940 Act. Specifically, the Fund may invest up to 5% of its total assets in the securities of any one investment company (or series thereof), but may not own more than 3% of any investment company (or series thereof) or invest more than 10% of its total assets in the securities of other investment companies (or series thereof). The Fund may, however, invest in other investment companies without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction.

UMB SCOUT BOND FUND

The investment objective, most policies and all of the investment restrictions of UMB Scout Bond Fund described in the Prospectus and in this SAI are matters of fundamental policy unless otherwise indicated, which means that they cannot be changed by the Board without first obtaining shareholder approval.

The Fund will normally seek to achieve its objective of maximum current income consistent with quality and maturity standards by investing at least 80% of its net assets in a diversified portfolio of fixed income obligations. Any change in this 80% policy approved by the Board may not take effect until shareholders have received written notice of the change at least sixty (60) days before it occurs. The Fund generally invests in bonds such as: (1) direct or guaranteed obligations of the U.S. Government and its agencies, and (2) high-quality debt securities including notes and bonds issued by corporations or other business organizations.

The Fund will invest only in the following "U.S. Government Securities."

     (1) Direct obligations of the U.S. Government, such as bills, notes, bonds and other debt securities issued by the U.S. Treasury.

     (2) Obligations of U.S. government agencies and instrumentalities which are secured by the full faith and credit of the U.S. Treasury, such as securities of the Government National Mortgage Association, the Export-Import Bank, or the Student Loan Marketing Association; or which are secured by the right of the issuer to borrow from the Treasury, such as securities issued by the Federal Financing Bank or the U.S. Postal Service, or are supported by the credit of the government agency or instrumentality itself, such as securities of Federal Home Loan Banks, Federal Farm Credit Banks, or the Federal National Mortgage Association.

The Fund's investments in securities issued by corporations or other business organizations will be rated at the time of purchase within the top three classifications of Moody's (Aaa, Aa, and A) or S&P(R) (AAA, AA and A). The Fund will use obligations secured by specific assets of the issuing corporation as well as unsecured debentures that represent claims on the general credit of the issuer.

The Fund may invest in commercial paper, including variable rate master demand notes, of companies whose commercial paper is rated P-1 by Moody's or A-1 by S&P(R). If not rated by either Moody's or S&P(R), a company's commercial paper, including variable rate master demand notes, may be purchased by the Fund if the company has an outstanding bond issue rated Aa or higher by Moody's or AA or higher by S&P(R).

Variable rate master demand notes represent a borrowing arrangement under a letter of agreement between a commercial paper issuer and an institutional lender. Applicable interest rates are determined on a formula basis and are adjusted on a monthly, quarterly, or other term as set out in the agreement. They vary as to the right of the lender to demand payment. It is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Fund's investment in variable rate master demand notes, the Fund's manager will monitor on an ongoing basis the earning power, cash flow and other liquidity ratios of the issuer, and the borrower's ability to pay principal and interest on demand.

The Fund may invest in certificates of deposit, bankers' acceptances, and other commercial bank short-term obligations issued domestically by United States banks having assets of at least $1 billion and which are members of the Federal Deposit Insurance Corporation, or such securities which may be issued by holding companies of such banks.

The Fund may also invest in issues of the United States Treasury or United States government agencies subject to repurchase agreements entered into with the seller of the issues. The Fund may not invest more than 10% of its net assets in repurchase agreements maturing in more than seven days.

The Fund intends to hold some cash, short-term debt obligations, government securities or other high-quality investments for reserves to cover redemptions and unanticipated expenses. There may also be times when the Fund attempts to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in cash or in those types of money market investments for temporary, defensive purposes. During those times, the Fund will not be able to pursue its investment objective and, instead, will focus on preserving your investment. The types of short-term debt obligations, government securities or other high-quality money market investments readily changeable into cash in which the Fund may invest are:

   (1) direct obligations of the U.S. Government such as bills, notes and other debt securities issued by the U.S. Treasury;

   (2) certificates of deposit, bankers' acceptances and other short-term obligations issued domestically by U.S. commercial banks having assets of at least $1 billion and which are members of the Federal Deposit Insurance Corporation or holding companies of such banks;

   (3) commercial paper of companies rated P-2 or higher by Moody's or A-2 or higher by S&P(R), or if not rated by either Moody's or S&P(R), a company's commercial paper may be purchased by the Fund if the company has an outstanding bond issue rated Aa or higher by Moody's or AA or higher by S&P(R);

   (4) short-term debt securities which are non-convertible and which have one year or less remaining to maturity at the date of purchase and which are rated Aa or higher by Moody's or AA or higher by S&P(R);

   (5) negotiable certificates of deposit and other short-term debt obligations of savings and loan associations having assets of at least $1 billion and which are members of the Federal Home Loan Banks Association and insured by the Federal Savings and Loan Insurance Corporation; and

   (6) issues of the U.S. Treasury or U.S. government agencies that are subject to repurchase agreements.

UMB SCOUT KANSAS TAX-EXEMPT BOND FUND

The following policies supplement UMB Scout Kansas Tax-Exempt Bond Fund's investment objective and policies set forth in the Prospectus. The investment objective, policies and certain investment restrictions of the Fund described in the Prospectus and in this SAI are matters of fundamental policy unless otherwise indicated, which means that they cannot be changed by the Board without first obtaining shareholder approval.

Although shares of the Fund are offered to residents of both Kansas and Missouri, the Fund does not provide any state or local tax benefit for Missouri residents.

Municipal Bonds and Debt Instruments. Municipal bonds and debt instruments include bonds, notes and commercial paper of varying maturities issued by a municipality for a wide variety of both public and private purposes, the interest on which is, in the opinion of bond counsel, exempt from regular federal income tax. Public purpose municipal bonds include general obligation and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenue of a project or facility or from the proceeds of a specific revenue source. Some revenue bonds are payable solely or partly from funds which are subject to annual appropriations by a state's legislature and the availability of monies for such payments. Municipal notes include bond anticipation, tax anticipation and revenue anticipation notes. Bond, tax and revenue anticipation notes are short term obligations that will be retired with the proceeds of an anticipated bond issue, tax revenue or facility revenue respectively. As to the portion of the Fund that is invested in securities with income that is exempt from federal tax, (normally at least 80%), the Fund will ensure that such securities do not pay income that will be considered a preference for purposes of the federal alternative minimum tax.

The Fund will concentrate its investments in municipal obligations issued by Kansas and its political subdivisions. The Fund is, therefore, more susceptible to factors adversely affecting issuers in Kansas than mutual funds which do not concentrate in a specific state. Municipal obligations of issuers in a single state may be adversely affected by economic developments (including insolvency of an issuer) and by legislation and other governmental activities in that state. Municipal obligations that rely on an annual appropriation of funds by a state's legislature will not appropriate the necessary amounts or take other action needed to permit the issuer of such obligations to make required payments. To the extent that the Fund's assets are concentrated in municipal obligations of issuers of a single state, the Fund may be subject to an increased risk of loss. The Fund may also invest in obligations issued by the governments of Puerto Rico, the U.S. Virgin Islands and Guam.

The Fund may invest up to 20% of its net assets in municipal obligations issued by the same or similar types of issuers, including, without limitation, the following: lease rental obligations of state and local authorities; obligations dependent on annual appropriations by a state's legislature for payment; obligations of state and local housing finance authorities, municipal utilities systems or public housing authorities; obligations of hospitals or life care facilities; or industrial development or pollution control bonds issued for electric utility systems, steel companies, paper companies or other purposes. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting a particular category of issuer. For example, health care-related issuers are susceptible to fluctuations in Medicare and Medicaid reimbursements, and national and state health care legislation. As the Fund's concentration increases, so does the potential for fluctuation in the value of the Fund's shares. The secondary market for some municipal obligations issued within Kansas (including issues which are privately placed) is less liquid than that for taxable debt obligations or other more widely traded municipal obligations. The Fund will not invest in illiquid securities if more than 15% of its net assets would be invested in securities that are not readily marketable. No established resale market exists for certain of the municipal obligations in which the Fund may invest. The market for obligations rated below investment grade is also likely to be less liquid than the market for higher rated obligations. As a result, the Fund may be unable to dispose of these municipal obligations at times when it would otherwise wish to do so at the prices at which they are valued.

Certain securities held by the Fund may permit the issuer at its option to "call" or redeem its securities. If an issuer redeems securities held by the Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Some of the securities in which the Fund invests may include so-called "zero-coupon" bonds, whose values are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently. Zero-coupon bonds are issued at a significant discount from price value and pay interest only at maturity rather than at intervals during the life of the security. The Fund is required to accrue income from zero-coupon bonds on a current basis, even though it does not receive that income currently in cash and the Fund is required to distribute its share of the Fund's income for each taxable year. Thus, the Fund may have to sell other investments to obtain cash needed to make income distributions.

The Fund may invest in municipal leases and participations in municipal leases. The obligation of the issuer to meet its obligations under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Investments in municipal leases are thus subject to the risk that the legislative body will not make the necessary appropriation and the issuer will not otherwise be willing or able to meet its obligation.

In pursuit of its investment objective, the Fund assumes investment risk, chiefly in the form of interest rate and credit risk. Interest rate risk is the risk that changes in market interest rates will affect the value of the Fund's investment portfolio. In general, the value of a municipal bond falls when interest rates rise, and increases when interest rates fall. Credit risk is the risk that an issuer of a municipal bond is unable to meets its obligation to make interest and principal payments. Municipal bonds with longer maturities (durations) or lower ratings generally provide higher current income, but are subject to greater price fluctuation due to changes in market conditions than bonds with shorter maturities or higher ratings, respectively. In addition, the values of municipal bonds are affected by changes in general economic conditions and business conditions affecting the specific industries or their issuers. Changes by recognized rating services in their ratings of a security and in the ability of the issuer to make payments of principal and interest may also affect the value of the Fund's investments. The amount of information about the financial conditions of an issuer of municipal obligations may not be as extensive as that made available by corporations whose securities are publicly traded.

Any recognized gain or income attributable to market discount on long-term tax-exempt municipal obligations (i.e., obligations with a term of more than one year) purchased after April 30, 1993 other than, in general, at their original issue, is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount; or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.

The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue sources. Revenue bonds have been issued to fund a wide variety of capital projects, including electric, gas, water, sewer and solid waste disposal systems; highways, bridges and tunnels; port, airport and parking facilities; transportation systems; housing facilities, colleges and universities and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without legal obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are normally secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations. Such payments are usually subject to annual appropriations by the state or locality.

Industrial development and pollution control bonds, although nominally issued by municipal authorities, are in most cases revenue bonds and are generally not secured by the taxing power of the municipality, but are usually secured by the revenues derived by the authority from payments of the industrial user or users.

The Fund may on occasion acquire revenue bonds that carry warrants or similar rights covering equity securities. Such warrants or rights may be held indefinitely, but if exercised, the Fund anticipates that it would, under normal circumstances, dispose of any equity securities so acquired within a reasonable period of time.

While most municipal bonds pay a fixed rate of interest semiannually in cash, there are exceptions. Some bonds pay no periodic cash interest, but rather make a single payment at maturity representing both principal and interest. Bonds may be issued or subsequently offered with interest coupons materially greater or less than those then prevailing, with price adjustments reflecting such deviation.

The obligations of any person or entity to pay the principal of and interest on a municipal obligation are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of any person or entity to pay when due principal of and interest on a municipal obligation may be materially affected. There have been recent instances of defaults and bankruptcies involving municipal obligations that were not foreseen by the financial and investment communities. The Fund will take whatever action it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any municipal obligation or of the underlying source of funds for debt service. Such action may include retaining the services of various persons or firms (including affiliates of the Advisor) to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired for the portfolio as a result of any such event and the Fund may also manage (or engage other persons to manage) or otherwise deal with any real estate, facilities or other assets so acquired. The Fund anticipates that real estate consulting and management services may be required with respect to properties securing various municipal obligations in its portfolio or subsequently acquired by the Fund. The Fund will incur additional expenditures in taking protective action with respect to portfolio obligations in default and assets securing such obligations.

The yields on municipal obligations will be dependent on a variety of factors, including purposes of issue and source of funds for repayment, general money market conditions, general conditions of the municipal bond market, size of a particular offering, maturity of the obligation and rating of the issue. The ratings of Moody's, S&P(R) and Fitch represent their opinions as to the quality of the municipal obligations that they undertake to rate. It should be emphasized, however, that ratings are based on judgment and are not absolute standards of quality. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. In addition, the market price of municipal obligations will normally fluctuate with changes in interest rates; therefore, the net asset value of the Fund will be affected by such changes.

Obligations of Particular Types of Issuers. Hospital bond ratings are often based on feasibility studies which contain projection of expenses, revenues and occupancy levels. Among the influences affecting a hospital's gross receipts and net income available to service its debt are demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding and possible federal legislation limiting the rates of increase of hospital charges.

Electric utilities face various problems such as financing large construction programs in an inflationary period; cost increases and delay occasioned by safety and environmental considerations (particularly with respect to nuclear facilities); difficulty in obtaining fuel at reasonable prices; achieving timely and adequate rate relief from regulatory commissions; and effects of energy conservation and limitations on the capacity of the capital market to absorb utility debt.

Life care facilities are an alternative form of long-term housing for the elderly which offer residents the independence of a condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state and local authorities. Since the bonds are normally secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues sufficient to meet debt service payments. Moreover, since a portion of housing, medical care and other services may be financed by an initial deposit, it is important that the facility maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures is an important factor in this process. The facilities may also be affected adversely by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies.

They may also face competition from alternative health care or conventional housing facilities in the private or public sector.

Municipal Leases. The Fund may invest in municipal leases and participations therein, which arrangements frequently involve special risks. Municipal leases are obligations in the form of a lease or installment purchase arrangement that is issued by state or local governments to acquire equipment and facilities. Interest income from such obligations is generally exempt from local and state taxes in the state of issuance. "Participations" in such leases are undivided interests in a portion of the total obligation. Participations entitle their holders to receive a pro rata share of all payments under the lease. A trustee is usually responsible for administering the terms of the participation and enforcing the participants' rights in the underlying lease. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased assets to pass eventually to the government issuer) have evolved as a means of government issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. State debt-issuance limitations are deemed to be inapplicable to these arrangements because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Such arrangements are, therefore, subject to the risk that the governmental issuer will not appropriate funds for lease payments.

Certain municipal lease obligations owned by the Fund may be deemed illiquid for the purpose of the Fund's 10% limitation on investments in illiquid securities, unless determined by the Advisor, pursuant to guidelines adopted by the Directors of the Fund, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations affecting the marketability thereof. These include the general creditworthiness of the municipality, and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund. In the event the Fund acquires an unrated municipal lease obligation, the Advisor will be responsible for determining the credit quality of such obligation on an on-going basis, including an assessment of the likelihood that the lease may or may not be canceled.

Zero-Coupon Bonds. Zero-coupon bonds are debt obligations which do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Zero-coupon bonds benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.

Credit Quality. The Fund is dependent on the Advisor's judgment, analysis and experience in evaluating the quality of municipal obligations. In evaluating the credit quality of a particular issue, whether rated or unrated, the Advisor will normally take into consideration, among other things, the financial resources of the issuer (or, as appropriate, of the underlying source of funds for debt service), its sensitivity to economic conditions and trends, any operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

When-Issued Securities. New issues of municipal obligations are sometimes offered on a "when-issued" basis, that is, delivery and payment for the securities normally take place within a specified number of days after the date of the Fund's commitment and are subject to certain conditions such as the issuance of satisfactory legal opinions. The price and yield of such securities are generally fixed on the date of commitment to purchase. However, the market value of the securities may fluctuate prior to delivery and upon delivery the securities may be more or less than the Fund agreed to pay for them. The Fund may also purchase securities on a when-issued basis pursuant to refunding contracts in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts generally require the issuer to sell and the Fund to buy such securities on a settlement date that could be several months or several years in the future. Additionally, the Fund may purchase instruments that give it the option to purchase a municipal obligation when and if issued.

The Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but may sell such securities before the settlement date if it is deemed advisable as a matter of investment strategy. The payment obligation and the interest rate that will be received on the securities are fixed at the time the Fund enters into the purchase commitment. When the Fund commits to purchase securities on a when-issued basis it records the transaction and reflects the value of the security in determining its net asset value. Securities purchased on a when-issued basis and the securities held by the Fund are subject to changes in value based upon the perception of the creditworthiness of the issuer and changes in the level of interest rates (i.e. appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent that the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be greater fluctuations in the Fund's net asset value than if it solely set aside cash to pay for when-issued securities.

Variable Rate Obligations. The Fund may purchase variable rate obligations. Variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semiannually, etc.). Rate revisions may alternatively be determined by formula or in some other contractual fashion. Variable rate obligations normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest and are frequently secured by letters of credit or other credit support arrangements provided by banks. To the extent that such letters of credit or other arrangements constitute an unconditional guarantee of the issuer's obligations, a bank may be treated as the issuer of a security for the purpose of complying with the diversification requirements set forth in Section 5(b) of the 1940 Act and Rule 5b-2 thereunder. The Fund would anticipate using these obligations as cash equivalents pending longer-term investment of its funds.

Redemption, Demand and Put Features. Most municipal bonds have a fixed final maturity date. However, it is commonplace for the issuer to reserve the right to call the bond earlier. Also, some bonds may have "put" or "demand" features that allow early redemption by the bondholder. Longer-term fixed-rate bonds may give the holder a right to request redemption at certain times (often annually after the lapse of an intermediate term). These bonds are more defensive than conventional long-term bonds (protecting to some degree against a rise in interest rates) while providing greater opportunity than comparable intermediate term bonds, because the Fund may retain the bond if interest rates decline. By acquiring these kinds of obligations the Fund obtains the contractual right to require the issuer of the security or some other person (other than a broker or dealer) to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement with the seller or some other person. Because this right is assignable with the security, which is readily marketable and valued in the customary manner, the Fund will not assign any separate value to such right.

Futures Contracts and Options on Futures Contracts. A change in the level of interest rates may affect the value of the securities held by the Fund (or of securities that the Fund expects to purchase). To hedge against changes in rates, the Fund may enter into: (i) futures contracts for the purchase or sale of debt securities; and (ii) futures contracts on securities indices. All futures contracts entered into by the Fund are traded on exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant exchange. The Fund may purchase and write call and put options on futures contracts that are traded on a United States or foreign exchange or board of trade. The Fund will be required, in connection with transactions in futures contracts and the writing of options on futures, to make margin deposits, which will be held by the Fund's custodian for the benefit of the futures commission merchant through whom the Fund engages in such futures and options transactions.

Some futures contracts and options thereon may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit transactions in an exchange-traded instrument, which may make the instrument temporarily illiquid and difficult to price.

Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

The Fund will engage in futures and related options transactions only for bona fide hedging purposes as defined in or permitted by CFTC regulations. The Fund will determine that the price fluctuations in the futures contracts and options on futures are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. The Fund's futures transactions will be entered into for traditional hedging purposes -- that is, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated (or an option may expire) without the corresponding purchase of securities. The Fund will engage in transactions in futures and related options contracts only to the extent such transactions are consistent with the requirements of the Code for maintaining qualification of the Fund as a regulated investment company for federal income tax purposes (see "Dividends, Distributions and Taxes").

Asset Coverage Requirements. Transactions involving when-issued securities, the lending of securities or futures contracts and options (other than options that the Fund has purchased) expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either: (1) an offsetting ("covered") position in securities or other options or futures contracts; or (2) cash or liquid securities (such as readily marketable obligations and money market instruments) with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Fund will comply with Securities and Exchange Commission guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account maintained by its custodian in the prescribed amount. The securities in the segregated account will be marked to market daily.

Assets used to cover or held in a segregated account maintained by the custodian cannot be sold while the position requiring coverage or segregation is outstanding unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets to segregated accounts or to cover could impede fund management or the Fund's ability to meet redemption requests or other current obligations.

Non-Diversified Status. As a "non-diversified" investment company, the Fund may invest, with respect to 50% of its total assets, more than 5% (but not more than 25%) of its total assets in the securities of any issuer. The Fund is likely to invest a greater percentage of its assets in the securities of a single issuer than would a diversified fund. Therefore, the Fund is more susceptible to any single adverse economic or political occurrence or development affecting issuers of Kansas municipal obligations. For purposes of this restriction, each Kansas political subdivision is considered to be the ultimate issuer, rather than the Kansas Development Finance Authority, under whose authority Kansas bonds are issued.

Portfolio Maturity. The Fund purchases municipal bonds with different maturities in pursuit of its investment objective, but maintains under normal market conditions an investment portfolio with an overall weighted average portfolio maturity of 5 to 10 years. The Fund may, however, purchase individual municipal bonds with maturities of 20 years or greater.

Other Investment Information. When, in the manager's judgment, market conditions warrant substantial temporary investments in high-quality securities, the Fund may do so. The Fund may invest in high-quality short-term municipal securities in order to reduce risk and preserve capital. Under normal market conditions, the Fund may invest only up to 20% of net assets in short-term municipal securities that are exempt from regular federal income tax, although the Fund may invest up to 100% as a temporary defensive measure in response to adverse market conditions.

If suitable short-term municipal investments are not reasonably available, the Fund may invest in short-term taxable securities that are rated Aa or AA by Moody's and S&P(R), respectively, or issued by the U.S. Government, and that have a maturity of one year or less or have a variable interest rate.

Investments in money market securities shall include government securities, government agency securities, commercial paper, municipal notes, banker's acceptances, bank certificates of deposit and repurchase agreements. Investment in commercial paper is restricted to companies rated P2 or higher by Moody's, A-2 or higher by S&P(R), or F2 or higher by Fitch's, with comparable rating restrictions for municipal notes.

Kansas. The Kansas economy diversified from farming/agribusiness to aerospace manufacturing (mainly around the Wichita area). In 1999, the state experienced some new job creation in the sectors of construction, finance, insurance and the general service area. Job growth (non-farm wage and salary employment) was 1.9% in 2000 and is anticipated to be 1.7% in 2001. The unemployment rate for the state of Kansas was approximately 3.8% in 2000, significantly higher than 1999's 3.1% rate.

The population in the state of Kansas has grown from 2,654,052 in 1999 to 2,688,418 in 2000.

Kansas has no general obligation debt by Constitutional law. Few bonds that are issued within the State by the smaller municipalities are rated. The most significant debt is that of the Department of Transportation for highway purposes. Other debt is issued under the authority of the Kansas Development Finance Authority. Because the State has no general obligation debt, there is no rating for state of Kansas general obligation bonds.

Kansas Taxes. Individuals, trusts, estates and corporations will not be subject to the Kansas income tax on the portion of exempt-interest dividends derived from interest on obligations of Kansas and its political subdivisions issued after December 31, 1987, and interest on obligations issued before January 1, 1988 where the laws of the State of Kansas authorizing the issuance of such obligations specifically exempt the interest on such obligations from income tax under the laws of the State of Kansas. All remaining dividends (except for dividends, if any, derived from qualifying debt obligations issued by the governments of Puerto Rico, the U.S. Virgin Islands and Guam and which are exempt from federal and state income taxes pursuant to federal laws), including dividends derived from capital gains, will be includable in the Kansas taxable income of individuals, trusts, estates and corporations. Distributions treated as long-term capital gains for federal income tax purposes will generally receive the same characterization under Kansas law. Capital gains or losses realized from a redemption, sale or exchange of shares of the Fund by a Kansas taxpayer will be taken into account for Kansas income tax purposes.

The above exemptions do not apply to the privilege tax imposed on banks, banking associations, trust companies, savings and loan associations and insurance companies, or the franchise tax imposed on corporations. Banks, banking associations, trust companies, savings and loan associations, insurance companies and corporations are urged to consult their own tax advisors regarding the effects of these taxes before investing in the Fund.

The tax discussion set forth above is for general information only. The foregoing relates to Kansas income taxation in effect as of the date of this Statement of Additional Information; investors in other states may be subject to state income taxation. Investors should consult their own tax advisors regarding the state, local and other tax consequences of an investment in the Fund, including any proposed change in the tax laws.

UMB SCOUT MONEY MARKET FUND

The investment objective, policies and all of the investment restrictions of the Fund described in the Prospectus and in this SAI are matters of fundamental policy unless otherwise indicated, which means that they cannot be changed by the Board without first obtaining shareholder approval.

UMB Scout Money Market Fund offers two separate portfolios, Federal and Prime (the "Portfolios"), each of which invests in high quality short-term money market instruments for the purpose of maximizing income consistent with safety of principal and liquidity. Money market instruments are generally described as short-term debt obligations issued by governments, corporations and financial institutions. Usually maturities are one year or less. The yield from this type of instrument is very sensitive to short-term lending conditions. Thus, the income of money market funds will follow closely the trend of short-term interest rates, rising when those rates increase and declining when they fall. Each Portfolio also seeks to maintain a constant price of $1.00 per share. Neither Portfolio's objective can be changed without the approval of a majority of its outstanding shares.

Because of the short maturities, fluctuation in the principal value of money market-type securities resulting from changes in short-term interest rates normally will not be sufficient to change the net asset value (price) per share. Although the Fund's shareholders can anticipate that this principal value stability will be reflected in the price of the Fund's shares, it cannot be guaranteed.

Pursuant to Rule 2a-7 of the 1940 Act, the Fund will price its shares according to a procedure known as amortized cost, and will maintain 100% of its assets in securities with remaining maturities of 397 days or less, and limit its investments to those instruments which the Directors of the Fund determine present minimal credit risks, and which are eligible investments under the rule. Each Portfolio will maintain a weighted average maturity of 90 days or less.

UMB SCOUT TAX-FREE MONEY MARKET FUND

The investment objective, policies and all of the investment restrictions of the Fund described in the Prospectus and in this SAI are matters of fundamental policy unless otherwise indicated, which means that they cannot be changed by the Board without first obtaining shareholder approval.

During periods of normal market conditions, the Fund will invest at least 80% of its total assets (exclusive of cash) in short-term municipal securities. This fundamental policy will not be changed without shareholder approval, except that the Fund reserves the right to deviate temporarily from this policy during extraordinary circumstances when, in the opinion of management, it is advisable to do so in the best interest of shareholders, such as when market conditions dictate a defensive posture in taxable obligations.

Municipal securities include bonds and other debt obligations issued by or on behalf of states, territories and possessions of the United States of America and the District of Columbia including their political subdivisions or their duly constituted authorities, agencies and instrumentalities, the interest on which is exempt from federal income tax.

UMB Scout Tax-Free Money Market Fund may invest in industrial development bonds, the interest from which is exempt from federal income tax. Under certain circumstances, "substantial users" of the facilities financed with such obligations, or persons related to "substantial users," may be required to pay federal income tax on this otherwise exempted interest. Such persons should consult the Internal Revenue Code and their financial advisor to determine whether or not this Fund is an appropriate investment for them.

Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Also included in this category are Construction Loan Notes, Short-Term Discount Notes and Project Notes issued by a state or local housing agency but secured by the full faith and credit of the United States.

Prices of and yields on municipal securities depend on a variety of factors, such as changes in interest rates, the size of a particular offering, the maturity and the rating of the obligation, economic and monetary conditions, and conditions of the municipal securities market, including the volume of municipal securities available. Market values of municipal securities will vary according to the relation of their yields available. Consequently, the income of UMB Scout Tax-Free Money Market Fund and the yield on its shares can be expected to change as the level of interest rates fluctuates.

Investments in short-term municipal obligations and notes are limited to those obligations which at the time of purchase: (1) are backed by the full faith and credit of the United States; (2) are rated MIG-1 or MIG-2 by Moody's; or (3) if the obligations or notes are not rated, of comparable quality as determined by the Board of Directors. Short-term discount notes are limited to those obligations rated A-1 by S&P(R), or Prime-1 by Moody's or their equivalents as determined by the Board of Directors. If the short-term discount notes are not rated, they must be of comparable quality as determined by the Board of Directors.

While the Fund normally maintains at least 80% of the portfolio in municipal securities, it may invest any remaining balance in taxable money market instruments on a temporary basis, if management believes this action would be in the best interest of shareholders. Included in this category are: obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; bankers' acceptances and other short-term debt obligations of United States banks with total assets of $1 billion or more; and commercial paper rated A-2 or better by S&P(R) or Prime-2 or better by Moody's, or certain rights to acquire these securities. The Fund reserves the right to hold cash reserves as management deems necessary for defensive or emergency purposes. It is the policy of the Fund not to invest more than 25% of its assets in any one classification of municipal securities, except project notes or other tax-exempt obligations that are backed by the U.S. Government.

Should the rating organizations used by the Fund cease to exist or change their systems, the Fund will attempt to use other comparable ratings as standards for its investments in municipal securities in accordance with its investment policies.

To achieve its objectives the Fund may engage in trading activity in order to take advantage of opportunities to enhance yield, protect principal or improve liquidity. This trading activity should not increase the Fund's expenses since there are normally no brokers' commissions paid by the Fund for the purchase or sale of money market instruments. However, a markup or spread may be paid to a dealer from which the Fund purchases a security.

UMB Scout Tax-Free Money Market Fund may invest in issues of the U.S. Treasury or U.S. Government agencies subject to repurchase agreements entered into with the seller of the issue.

                                  RISK FACTORS

RISK FACTORS APPLICABLE TO FOREIGN INVESTMENTS. From time to time, UMB Scout Technology Fund, UMB Scout WorldWide Fund, UMB Scout WorldWide Select Fund, UMB Scout Energy Fund and UMB Scout Balanced Fund may invest in companies located in foreign or developing countries. As non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. companies, comparable information may not be readily available about certain foreign companies. Securities of some non-U.S. companies may be less liquid and more volatile than securities of comparable U.S. companies. In addition, in certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could affect U.S. investments in those countries.

The risks to which UMB Scout WorldWide Fund, UMB Scout WorldWide Select Fund, UMB Scout Technology Fund, UMB Scout Energy Fund and UMB Scout Balanced Fund are exposed, as a result of investing in companies located outside the United States include: currency risks such as fluctuations in the value of foreign currencies and the performance of foreign currencies relative to the U.S. dollar; exchange control regulations; and costs incurred in connection with conversions between various currencies (fees may also be incurred when converting foreign investments to U.S. dollars). As a result, the relative strength of the U.S. dollar may be an important factor in the performance of the Funds.

RISK FACTORS APPLICABLE TO REPURCHASE AGREEMENTS. The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Fund may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, disposition of the underlying securities may be delayed pending court proceedings. Finally, it is possible that a Fund may not be able to perfect its interest in the underlying securities. While the Funds' Advisor acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures.

RISK FACTORS APPLICABLE TO MONEY MARKET INSTRUMENTS. The yield and principal value of money market instruments are sensitive to short-term lending conditions, and it is possible that an issuer may default. UMB Scout Money Market Fund and UMB Scout Tax-Free Money Market Fund will seek to minimize these risks through portfolio diversification, careful portfolio selection among securities considered to be high quality and by maintaining short average maturities.

RISK FACTORS APPLICABLE TO INVERSE FLOATERS. UMB Scout Kansas Tax-Exempt Bond Fund may invest in municipal securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index ("inverse floaters"). An investment in inverse floaters may involve greater risk than an investment in a fixed rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed rate bond. Inverse floaters have interest rate adjustment formulae which generally reduce or, in the extreme, eliminate the interest paid to UMB Scout Kansas Tax-Exempt Bond Fund when short-term interest rates rise, and increase the interest paid to UMB Scout Kansas Tax-Exempt Bond Fund when short-term interest rates fall. Inverse floaters have varying degrees of liquidity and tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline. Shifts in long-term interest rates may, however, alter this tendency. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward) and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. Inverse floaters are leveraged because they provide two or more dollars of bond market exposure for every dollar invested.

RISK FACTORS APPLICABLE TO FUTURES TRANSACTIONS. UMB Scout Kansas Tax-Exempt Bond Fund may purchase and sell various kinds of financial futures contracts and options thereon to hedge against changes in interest rates. Futures contracts may be based on various debt securities (such as U.S. government securities and municipal obligations) and securities indices (such as the Municipal Bond Index traded on the Chicago Board of Trade). Such transactions involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, which may exceed UMB Scout Kansas Tax-Exempt Bond Fund's initial investment in these contracts. UMB Scout Kansas Tax-Exempt Bond Fund may not purchase or sell futures contracts or related options, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of margin deposits and premiums paid on UMB Scout Kansas Tax-Exempt Bond Fund's outstanding positions would exceed 5% of the market costs.

RISK FACTORS APPLICABLE TO ILLIQUID AND RESTRICTED SECURITIES. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Fund. The practice of investing in Rule 144A Securities could increase the level of a Fund's illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

RISK FACTORS APPLICABLE TO INVESTMENT COMPANIES. To the extent consistent with its investment objective and policies, each Fund may invest in securities issued by other investment companies. Investments by a Fund in other investment companies will be subject to the percentage limitations of the 1940 Act. As a shareholder of another investment company, a Fund would be subject to the same risks as any other investor in that company. In addition, it would bear a proportionate share of any fees and expenses paid by that company. These would be in addition to the advisory and other fees paid directly by a Fund.

RISK FACTORS APPLICABLE TO SECURITIES LENDING. In order to generate additional income, UMB Scout Stock Select Fund, UMB Scout Equity Index Fund, UMB Scout WorldWide Select Fund and the UMB Scout Technology Fund may lend securities on a short-term basis to banks, broker-dealers or other qualified institutions. In exchange, a Fund will receive collateral equal to at least 100% of the value of the securities loaned. Securities lending may represent no more than one-third the value of a Fund's total assets (including the loan collateral). Any cash collateral received by a Fund in connection with these loans may be invested in U.S. government securities and other liquid high-grade debt obligations. The main risk when lending portfolio securities is that the borrower might become insolvent or refuse to honor its obligation to return the securities. In this event, a Fund could experience delays in recovering its securities and may incur a capital loss. In addition, a Fund may incur a loss in reinvesting the cash collateral it receives.

                             INVESTMENT RESTRICTIONS

The Funds have adopted the following investment restrictions, some of which are fundamental investment restrictions that cannot be changed without the approval of a "majority of the outstanding voting securities" of the Fund. Under the 1940 Act, a "majority of the outstanding voting securities" of a Fund means the vote of: (i) more than 50% of the outstanding voting securities of the Fund; or (ii) 67% or more of the voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, whichever is less. With respect to the policies concerning concentration, borrowing money and senior securities, legal or regulatory limitations are explained in the investment restrictions. Such explanations are not part of the fundamental investment restriction and may be modified without shareholder approval to reflect changes in the legal and regulatory requirements.

UMB SCOUT EQUITY INDEX FUND AND UMB SCOUT TECHNOLOGY FUND will not, as a matter of fundamental policy:

(1) make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rules or orders thereunder, or SEC staff interpretation thereof) of its total assets in a particular industry, except that UMB Scout Technology Fund will invest more than 25% of its total assets in the technology sector (which includes companies that develop or sell computers, software and peripheral products). The SEC staff currently takes the position that a mutual fund concentrates its investments in a particular industry if 25% or more of its total assets are invested in issuers within the industry. These restrictions do not limit either Fund from investing in obligations issued or guaranteed by the U.S. government, or its agencies or instrumentalities.

         In applying each Fund's fundamental policy concerning industry concentration, it is a matter of non-fundamental policy that investments in certain categories of companies will not be considered to be investments in a particular industry. In particular, technology companies will be divided according to their products and services, for example, hardware, software, information services and outsourcing, or telecommunications will each be a separate industry. Also, for example: (i) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (ii) asset-backed securities will be classified according to the underlying assets securing such securities; and (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

(2) borrow money or issue senior securities, except as the 1940 Act, any rule thereunder, or SEC staff interpretation thereof, may permit. The following sentence is intended to describe the current regulatory limits relating to senior securities and borrowing activities that apply to mutual funds and the information in the sentence may be changed without shareholder approval to reflect legal or regulatory changes. A Fund may borrow up to 5% of its total assets for temporary purposes and may also borrow from banks, provided that if borrowings exceed 5%, a Fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the fund's other assets. The effect of this provision is to allow a Fund to borrow from banks amounts up to one-third (33 1/3%) of its total assets (including those assets represented by the borrowing);

(3) underwrite the securities of other issuers, except that a Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the 1933 Act;

(4) purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein;

(5) purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities;

(6) make loans, provided that this restriction does not prevent a Fund from purchasing debt obligations, entering into repurchase agreements, and loaning its assets to broker/dealers or institutional investors.

Also, UMB SCOUT EQUITY INDEX FUND and UMB SCOUT TECHNOLOGY FUND may not change their classification from diversified to non-diversified without shareholder approval.

In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectus, UMB SCOUT EQUITY INDEX FUND AND UMB SCOUT TECHNOLOGY FUND will be subject to the following non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval.

(1) Each Fund is permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. However, neither Fund may operate as a fund of funds which invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a fund of funds. Under current legal and regulatory requirements, each Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of any investment company or invest more than 10% of its total assets in the securities of other investment companies;

(2) each Fund may not invest more than 15% of its net assets in securities which they can not sell or dispose of in the ordinary course of business within seven days at approximately the value at which a Fund has valued the investment; and

(3) each Fund will not borrow for the purpose of leveraging its investments. In this regard, neither Fund will purchase portfolio securities when borrowings exceed 5% of their respective total assets.

UMB SCOUT STOCK FUND, UMB SCOUT WORLDWIDE FUND, UMB SCOUT BALANCED FUND AND UMB SCOUT BOND FUND will not, as a matter of fundamental policy:

(1) purchase the securities of any one issuer, except the United States Government, if immediately after and as a result of such purchase (a) the value of the holdings of a Fund in the securities of such issuer exceeds 5% of the value of a Fund's total assets, or (b) a Fund owns more than 10% of the outstanding voting securities, or any other class of securities, of such issuers;

(2) engage in the purchase or sale of real estate or commodities (with respect to WorldWide Fund and Balanced Fund, includes futures contracts);

(3) underwrite the securities of other issuers;

(4) make loans to any of its officers, directors, or employees, or to its manager, or general distributor, or officers or directors thereof;

(5) regarding Stock Fund, WorldWide Fund and Bond Fund, make loans to other persons, except the purchase of debt obligations which are permitted under its investment policy, and with regard to the Balanced Fund, by the purchase of a security subject to a repurchase agreement or the purchase of a portion of an issue of publicly distributed debt securities is not considered the making of a loan;

(6) invest in companies for the purpose of exercising control of management;

(7) purchase securities on margin, or sell securities short;

(8) purchase shares of other investment companies except in the open market at ordinary broker's commission or pursuant to a plan of merger or consolidation;

(9) invest in the aggregate more than 5% of the value of its gross assets in the securities of issuers (other than federal, state, territorial, or local governments, or corporations, or authorities established thereby), which, including predecessors, have not had at least three years' continuous operations;

(10) enter into dealings with its officers or directors, its manager or underwriter, or their officers or directors, or any organization in which such persons have a financial interest, except for transactions in a Fund's own shares or other securities through brokerage practices which are considered normal and generally accepted under the circumstances existing at the time;

(11) purchase or retain securities of any company in which any Fund officers or directors, or Fund manager or any of its partners, officers, or directors beneficially own more than 1/2 of 1% of said company's securities, if all such persons owning more than 1/2 of 1% of said company's securities own in the aggregate more than 5% of the outstanding securities of such company;

(12) borrow or pledge its credit under normal circumstances, except up to 10% of its gross assets (computed at the lower of fair market value or cost) for temporary or emergency purposes, and not for the purpose of leveraging its investments, and provided further that any borrowing in excess of 5% of the total assets of a Fund shall have asset coverage of at least 3 to 1 and provided further that WorldWide Fund will not purchase securities when borrowings exceed 5% of its total assets;

(13) make itself or its assets liable for the indebtedness of others;

(14) invest in securities which are assessable or involve unlimited liability;

(15) invest in securities issued by UMB Financial Corporation or affiliate banks of UMB Financial Corporation;

(16) issue senior securities, with regard to Stock Fund and Bond Fund, except for those investment procedures permissible under a Fund's other restrictions and with respect to Balanced Fund and WorldWide Fund, that borrowings from banks are permitted so long as the requisite asset coverage under restriction (12) above has been provided; or

(17) purchase any securities which would cause 25% or more of a Fund's total assets at the time of such purchase to be invested in any one industry.

UMB SCOUT SMALL CAP FUND will not, as a matter of fundamental policy:

(1) engage in the purchase or sale of real estate or commodities;

(2) underwrite the securities of other issuers;

(3) make loans to any of its officers, directors, or employees, or to its manager, or general distributor, or officers or directors thereof;

(4) make loans to other persons, except the purchase of debt obligations which are permitted under its investment policy;

(5) purchase securities on margin, or sell securities short;

(6) borrow or pledge its credit under normal circumstances, except up to 10% of its gross assets (computed at the lower of fair market value or cost) for temporary or emergency purposes, and not for the purpose of leveraging its investments, and provided further that any borrowing in excess of 5% of the total assets of the Fund shall have asset coverage of at least 3 to 1;

(7) make itself or its assets liable for the indebtedness of others;

(8) issue senior securities, except for those investment procedures permissible under the Fund's other restrictions; or

(9) purchase any securities which would cause 25% or more of the Fund's total assets at the time of such purchase to be invested in any one industry.

The following are "non-fundamental" restrictions for UMB SCOUT SMALL CAP FUND, which may be changed by the Board of Trustees of the Fund without shareholder approval. The Fund will not:

(1) as to 75% of its total assets, purchase the securities of any one issuer (other than securities issued or guaranteed by the United States Government or any of its agencies or instrumentalities or securities of other investment companies), if immediately after and as a result of such purchase (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets, or (b) the Fund owns more than 10% of the outstanding voting securities, or any other class of securities, of such issuer;

(2) invest in companies for the purpose of exercising control of management;

(3) purchase shares of other investment companies except in the open market at ordinary broker's commission or pursuant to a plan of merger or consolidation;

(4) enter into dealings with its officers or directors, its manager or underwriter, or their officers or directors, or any organization in which such persons have a financial interest, except for transactions in the Fund's own shares or other securities through brokerage practices which are considered normal and generally accepted under the circumstances existing at the time;

(5) purchase or retain securities of any company in which any Fund officers or directors, or Fund manager or any of its partners, officers, or directors beneficially own more than 1/2 of 1% of said company's securities, if all such persons owning more than 1/2 of 1% of said company's securities own in the aggregate more than 5% of the outstanding securities of such company;

(6) invest in securities which are assessable or involve unlimited liability; or

(7) invest in securities issued by UMB Financial Corporation or affiliate banks of UMB Financial Corporation.

UMB SCOUT ENERGY FUND will not, as a matter of fundamental policy:

(1) as to 75% of its total assets, purchase the securities of any one issuer, except the United States Government, if immediately after and as a result of such purchase (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets, or (b) the Fund owns more than 10% of the outstanding voting securities, or any other class of securities, of such issuer;

(2) engage in the purchase or sale of real estate or commodities;

(3) underwrite the securities of other issuers;

(4) make loans to other persons, except by the purchase of debt obligations which are permitted under its policy (the purchase of a security subject to a repurchase agreement or the purchase of a portion of publicly distributed debt securities is not considered a loan);

(5) purchase securities on margin, or sell securities short;

(6) borrow or pledge its credit under normal circumstances, except up to 10% of its gross assets (computed at the lower of fair market value or cost) for temporary or emergency purposes, and not for the purpose of leveraging its investments, and provided further that any borrowing in excess of 5% of the total assets of the Fund shall have asset coverage of at least 3 to 1; or

(7) issue senior securities except for those investment procedures permissible under the Fund's other restrictions.

The following are "non-fundamental" restrictions for UMB SCOUT ENERGY FUND, which may be changed by the Board of Directors of the Fund without shareholder approval. The Fund will not:

(1) invest in companies for the purpose of exercising control of management;

(2) purchase shares of other investment companies except as permitted under the 1940 Act, or pursuant to a plan of merger or consolidation;

(3) invest in the aggregate more than 5% of the value of its gross assets in the securities of issuers (other than federal, state, territorial, or local governments, or corporations, or authorities established thereby), which, including predecessors, have not had at least three years' continuous operations;

(4) enter into dealings with its officers or directors, its manager or underwriter, or their officers or directors, or any organization in which such persons have a financial interest except for transactions in the Fund's own shares or other securities through brokerage practices which are considered normal and generally accepted under the circumstances existing at the time;

(5) invest in securities issued by UMB Financial Corporation or affiliate banks of UMB Financial Corporation;

(6) invest in illiquid securities if more than 15% of its net assets would be invested in securities that are not readily marketable;

(7) make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rules or orders thereunder, or SEC staff interpretation thereof) of its total assets in a particular industry, except that it will invest more than 25% of its total assets in the technology sector. These restrictions do not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, or its agencies or instrumentalities.

UMB SCOUT KANSAS TAX-EXEMPT BOND FUND will not, as a matter of fundamental policy:

(1) engage in the purchase or sale of real estate or commodities;

(2) underwrite the securities of other issuers;

(3) make loans to other persons, except by the purchase of debt obligations which are permitted under its policy (the purchase of a security subject to a repurchase agreement or the purchase of a portion of publicly distributed debt securities is the making of a loan);

(4) purchase securities on margin, or sell securities short;

(5) borrow or pledge its credit under normal circumstances, except up to 10% of its gross assets (computed at the lower of fair market value or cost) for temporary or emergency purposes, and not for the purpose of leveraging its investments, and provided further that any borrowing in excess of 5% of the total assets of the Fund shall have asset coverage of at least 3 to 1;

(6) invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry, except for temporary defensive purposes. (This limitation shall not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; investments in certificates of deposit and banker's acceptances will not be considered investments in the banking industry; utility companies will be divided according to their services; financial service companies will be classified according to the end users of their services; and asset-backed securities will be classified according to the underlying assets securing such securities.); or

(7) issue senior securities except for those investment procedures permissible under the Fund's other restrictions.

The following are "non-fundamental" restrictions for UMB SCOUT KANSAS TAX-EXEMPT FUND, which can be changed by the Board of Directors of the Fund without shareholder approval. The Fund may not:

(1) invest in companies for the purpose of exercising control or management;

(2) purchase shares of other investment companies except as permitted under the 1940 Act, or pursuant to a plan of merger or consolidation;

(3) invest in the aggregate more than 5% of the value of its gross assets in the securities of issuers (other than federal, state, territorial, or local governments, or corporations, or authorities established thereby), which, including predecessors, have not had at least three years' continuous operations;

(4) enter into dealings with its officers or directors, its manager or underwriter, or their officers or directors, or any organization in which such persons have a financial interest, except for transactions in the Fund's own shares or other securities through brokerage practices which are considered normal and generally accepted under the circumstances existing at the time; or
(5) invest in securities issued by UMB Financial Corporation or affiliate banks of UMB Financial Corporation.

For purposes of the Fund's investment restrictions, the determination of the "issuer" of a municipal obligation which is not a general obligation bond will be made by the Advisor on the basis of the characteristics of the obligation and other relevant factors, the most significant of which is the source of funds committed to meeting interest and principal payments of such obligations.

UMB SCOUT MONEY MARKET FUND will not, as a matter of fundamental policy:

(1) invest in equity securities or securities convertible into equities;

(2) purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the government of the United States, its agencies or instrumentalities) if, as a result, (a) more than 5% of either Portfolio's total assets (taken at current value) would be invested in the securities of such issuer, or (b) either Portfolio would hold more than 10% of any class of securities of such issuer (for this purpose, all debts and obligations of an issuer maturing in less than one year are treated as a single class of securities);

(3) borrow money in excess of 10% of either Portfolio's total assets taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes; the Fund will not borrow to increase income (leveraging) but only to facilitate redemption requests which might otherwise require untimely dispositions of Portfolio securities; the Fund will repay all borrowings before making additional investments, and interest paid on such borrowings will reduce net income;

(4) mortgage, pledge or hypothecate its assets except in an amount up to 15% (10% as long as the Fund's shares are registered for sale in certain states) of the value of its total assets but only to secure borrowings for temporary or emergency purposes;

(5) issue senior securities, as defined in the 1940 Act;

(6) underwrite securities issued by other persons;

(7) purchase or sell real estate, but this shall not prevent investment in obligations secured by real estate;

(8) make loans to other persons, except by the purchase of debt obligations which are permitted under its investment policy; the purchase of a security subject to a repurchase agreement is not considered making a loan;

(9)  purchase securities on margin or sell short;

(10) purchase or retain securities of an issuer if to the knowledge of the Fund's management and directors of the Fund, each of whom owns more than one-half of one percent (.5%) of such securities, together own more than five percent (5%) of the securities of such issuer;

(11) purchase or sell commodities or commodity contracts;

(12) write, or invest in, put, call, straddle or spread options or invest in interests in oil, gas or other mineral exploration or development programs;

(13) invest in companies for the purpose of exercising control;

(14) invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets;

(15) invest more than 5% of the value of either Portfolio's total assets at the time of investment in the securities of any issuer or issuers which have records of less than three years continuous operation, including the operation of any predecessor, but this limitation does not apply to securities issued or guaranteed as to interest and principal by the United States Government or its agencies or instrumentalities; or

(16) purchase any securities which would cause more than 25% of the value of a Portfolio's total net assets at the time of such purchase to be invested in any one industry; provided, however, that the Prime Portfolio does not consider assets in certificates of deposit or bankers' acceptances of domestic branches of U.S. banks to be investments in a single industry.

There is no limitation with respect to investments in U.S. Treasury bills, or other obligations issued or guaranteed by the federal government, its agencies and instrumentalities.

UMB SCOUT TAX-FREE MONEY MARKET FUND will not, as a matter of fundamental policy:

(1) invest in equity securities or securities convertible into equities;

(2) purchase more than ten percent (10%) of the outstanding publicly issued debt obligations of any issuer;

(3) borrow or pledge its credit under normal circumstances, except up to 10% of its gross assets (computed at the lower of fair market value or cost) for temporary or emergency purposes (and not for the purpose of leveraging its investments), and provided further that any borrowing in excess of 5% of the total assets of the

Fund shall have asset coverage of at least 3 to 1; the Fund will repay all borrowings before making additional investments;

(4) pledge, mortgage or hypothecate its assets to an extent greater than ten percent (10%) of the value of its net assets;

(5) issue senior securities, as defined in the 1940 Act;

(6) underwrite any issue of securities;

(7) purchase or sell real estate, but this shall not prevent investment in municipal bonds secured by a real estate interest therein;

(8) make loans to other persons, except by the purchase of bonds, debentures or similar obligations which are publicly distributed; the purchase of a security subject to a repurchase agreement is not considered making a loan;

(9) purchase securities on margin or sell short;

(10) purchase or retain securities of an issuer if those directors of the Fund, each of whom owns more than one-half of one percent (.5%) of such securities, together own more than five percent (5%) of the securities of such issuer;

(11) purchase or sell commodities or commodity contracts;

(12) invest in, put, call, straddle or spread options;

(13) purchase securities of any issuer (except the United States Government, its agencies and instrumentalities, and any municipal bond guaranteed by the United States Government) if, as a result, more than 5% of the total assets would be invested in the securities of such issuer; for purposes of this limitation, identification of the "issuer" will be based on a determination of the source of assets and revenues committed to meeting interest and principal payments of each security, and a government entity which guarantees the securities issued by another entity is also considered an issuer of that security;

(14) invest in companies for the purpose of exercising control;

(15) invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets; or

(16) invest more than 5% of the value of its total assets at the time of investment in the securities of any issuer or issuers which have records of less than three years continuous operation, including the operation of any predecessor, but this limitation does not apply to securities issued or guaranteed as to interest and principal by the United States Government or its agencies or instrumentalities.

UMB SCOUT WORLDWIDE SELECT FUND AND UMB SCOUT STOCK SELECT FUND will not, as a matter of fundamental policy:

(1) make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, or its agencies or instrumentalities. The SEC staff currently takes the position that a mutual fund concentrates its investments in a particular industry if 25% or more of its total assets are invested in issuers within the industry. In applying a Fund's fundamental policy concerning concentration, it is a matter of non-fundamental policy that investments in certain categories of companies will not be considered to be investments in a particular industry. For example: (i) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (ii) technology companies will be divided according to their products and services, for example, hardware, software, information services and outsourcing, or telecommunications will each be a separate industry; (iii) asset-backed securities will be classified according to the underlying assets securing such securities; and (iv) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry;

(2) borrow money or issue senior securities, except as the 1940 Act, any rule thereunder, or SEC staff interpretation thereof, may permit. The following information is intended to describe the current regulatory limits relating to senior securities and borrowing activities that apply to mutual funds. This description may be changed without shareholder approval to reflect legal or regulatory changes. A Fund may borrow up to 5% of its total assets for temporary purposes and may also borrow from banks, provided that if borrowings exceed 5%, a Fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the Fund's other assets. The effect of this provision is to allow a fund to borrow from banks amounts up to one-third (33 1/3%) of its total assets (including those assets represented by the borrowing);

(3) underwrite the securities of other issuers, except that a Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the 1933 Act;

(4) purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein;

(5) purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities;

(6) make loans, provided that this restriction does not prevent a Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectus, UMB SCOUT WORLDWIDE SELECT FUND AND UMB SCOUT STOCK SELECT FUND will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Directors without shareholder approval.

(1) each Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in securities of any one issuer (except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities), or purchase more than 10% of the voting securities of any one issuer. A Fund may not change its classification from diversified to non-diversified without shareholder approval;

(2) each Fund is permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. However, neither Fund may operate as a fund of funds which invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a fund of funds. Under current legal and regulatory requirements, each Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of any investment company or invest more than 10% of its total assets in the securities of other investment companies;

(3) UMB Scout WorldWide Select Fund may purchase foreign currencies and/or forward foreign currency transactions, however, it may not engage in forward foreign currency exchange contracts for speculative purposes;

(4) each Fund may not invest more than 15% of its net assets in securities which they can not sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

                             PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for the Funds are made by the Advisor for all UMB Scout Funds except UMB Scout Equity Index Fund. Decisions to buy and sell for UMB Scout Equity Index Fund are made by Northern Trust Quantitative Advisors, Inc., the sub-advisor for UMB Scout Equity Index Fund, subject to the Advisor's supervision. Officers of the Advisor or sub-advisor are generally responsible for implementing or supervising these decisions, including allocation of portfolio brokerage and principal business and the negotiation of commissions and/or the price of the securities.

The Advisor and sub-advisor, in purchasing and selling portfolio securities, will seek the best available execution of securities transactions consistent with the circumstances that exist at the time. The Advisor and sub-advisor do not intend to solicit competitive bids on each transaction.

There is no pre-existing commitment to place orders with any broker, dealer or member of an exchange. The Advisor evaluates a wide range of criteria in seeking the most favorable price and market for the execution of transactions, including the broker's commission rate, execution capability, positioning and distribution capabilities, information in regard to the availability of securities, trading patterns, statistical or factual information, opinions pertaining to trading strategy, back office efficiency, ability to handle difficult trades, financial stability, and prior performance in servicing the Advisor and its clients. For transactions in equity securities and U.S. Government securities executed in the over-the- counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where, in the opinion of the Advisor, better prices and executions are available elsewhere. Brokerage may also be allocated to dealers in consideration of the Fund's share distribution but only when execution and price are comparable to that offered by other brokers.

The Advisor, when effecting purchases and sales of portfolio securities for the Funds, will seek execution of trades either (i) at the most favorable and competitive rate of commission charged by any broker, dealer or member of an exchange, or (ii) at a higher rate of commission charges, if reasonable, in relation to brokerage and research services provided to the Funds or their Advisor or sub-advisor by such member, broker, or dealer. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale, statistical or factual information, or opinions pertaining to investments. The Advisor or sub-advisor may use research and services provided by brokers and dealers in servicing all its clients, including the Funds, and not all such services will be used by the Advisor in connection with the Funds. In accordance with the provisions of Section 28(e) of the 1934 Act, the Advisor may from time to-time receive services and products which serve both research and nonresearch functions. In such event, the Advisor makes a good faith determination of the anticipated research and nonresearch use of the product or service and allocates brokerage only with respect to the research component.

UMB Scout Money Market Fund and UMB Scout Tax-Free Money Market Fund expect that purchases and sales of portfolio securities usually will be principal transactions. Portfolio securities normally will be purchased directly from the issuer or in the over-the-counter market from a principal market maker for the securities, unless it appears that a better combination of price and execution may be obtained elsewhere. Usually there will be no brokerage commission paid by these Funds for such purchases. Purchases from underwriters of portfolio securities will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include the spread between the bid and asked price. In instances where securities are purchased on a commission basis, the Funds will seek competitive and reasonable commission rates based on the circumstances of the trade involved and to the extent that they do not detract from the quality of the execution.

When the Advisor or sub-advisor in its fiduciary duty believes it to be in the best interests of the Funds' shareholders, a Fund may join with other clients of the Advisor or sub-advisor in acquiring or disposing of a portfolio holding. Securities acquired or proceeds obtained will be equitably distributed between a Fund and other clients participating in the transaction. In some instances, this investment procedure may affect the price paid or received by a Fund or the size of the position obtained by a Fund.

As of June 30, 2001, UMB Stock Fund held 22,000 shares of Merrill Lynch & Co., Inc.($1,303,500) and UMB Stock Select Fund held 3,000 shares of Merrill Lynch & Co., Inc, ($177,750), a regular broker-dealer of the Advisor.

The following Funds paid brokerage commissions for the past three fiscal years ended June 30, 1999, 2000 and 2001:

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                                    2001         2000         1999
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UMB Scout Stock Fund              $51,131      $104,106     $76,992
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UMB Scout Stock Select Fund       $24,942      $10,669       $3,595
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UMB Scout Equity Index Fund       $12,617       $6,311         -
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UMB Scout Small Cap Fund          $85,020      $29,013      $16,271
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UMB Scout WorldWide Fund          $111,704     $122,428     $95,255
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UMB Scout WorldWide Select Fund   $19,302      $44,350       $5,025
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UMB Scout Technology Fund         $11,583       $2,318         -
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UMB Scout Balanced Fund            $5,358       $5,520      $12,558
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UMB Scout Energy Fund              $3,585        $698        $2,540
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PORTFOLIO TURNOVER. The Funds do not intend to purchase securities solely for short-term trading; nor will securities be sold for the sole purpose of realizing gains. However, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Funds' Advisor believes to be a disparity in the normal yield relationship between the two securities. In addition, a security may be sold and another purchased when, in the opinion of management, a favorable yield spread exists between specific issues or different market sectors. With regard to UMB Scout Equity Index Fund, securities will be bought and sold in response to changes in the S&P 500(R) Index and cash flows. Short-term debt instruments with maturities of less than one year are excluded from the calculation of portfolio turnover.

There are no fixed limitations regarding portfolio turnover for either the equity or fixed income portions of any Fund. Although each Fund does not trade for short-term profits, securities may be sold without regard to the time they have been held in a Fund when, in the opinion of the Fund's Advisor, investment considerations warrant such action. As a result, while it is anticipated that the turnover rates for the equity portions of each Fund's portfolio generally will not exceed 100%, under certain market conditions, these portfolio turnover rates may exceed 100%. Increased portfolio turnover rates would cause a Fund to incur greater brokerage costs than would otherwise be the case and may result in the acceleration of capital gains which are taxable when distributed to shareholders. The Funds' current portfolio turnover rates may be found in the Annual Report of the Funds dated June 30, 2001.

UMB Scout Small Cap Fund, UMB Scout Technology Fund, UMB Balanced Fund and UMB Scout Energy Fund experienced significant increases in their portfolio turnover rates for the fiscal year ended June 30, 2001. UMB Scout Small Cap Fund's increased portfolio turnover rate was due, at least in part, to changes in the composition of its portfolio management team. In connection with the changes, the team implemented certain shifts in the approach to the management of the Fund that entailed selling a number of smaller positions and adding to existing positions, with a particular focus on increasing the holdings that the Advisor expected could perform better during the market downturn. UMB Scout Technology Fund experienced a significant increase in its portfolio turnover rate because UMB Scout Technology Fund commenced operations on May 1, 2000 and grew quickly. As a result of the cash inflow, there were more purchases than sales for the fiscal year ended June 30, 2001. It is anticipated that the portfolio turnover rate for the Fund will be at least 100% annually. The portfolio turnover rate for UMB Scout Energy Fund increased significantly for the fiscal year ended June 30, 2001 as a result of shifts in the portfolio among fixed income and equity securities, as well as cash reserves, in the face of the slowing economy. The portfolio turnover rate for UMB Scout Balanced Fund increased significantly for the fiscal year ended June 30, 2001 due to a change in the lead manager of UMB Balanced Fund and a subsequent repositioning of the portfolio. Market volatility also played a role in the portfolio turnover rate, requiring more active management of UMB Scout Balanced Fund.

                              PERFORMANCE MEASURES

From time to time, each of the Funds may advertise its performance in various ways, as summarized below.

YIELD OF UMB SCOUT MONEY MARKET FUND AND UMB SCOUT TAX-FREE MONEY MARKET FUND

Each Portfolio of UMB Scout Money Market Fund and UMB Scout Tax-Free Money Market Fund may quote their yields in advertisements, shareholder reports or other communications to shareholders. Yield information is generally available by calling the Funds toll free 1-800-996-2862.

The current annualized yield for each Portfolio of UMB Scout Money Market Fund and UMB Scout Tax-Free Money Market Fund is computed using the following equation:

                  Effective Yield = [(Base period Return +1)365/7] - 1]

For the seven-day period ended June 30, 2001:

                                   Current    Compound    Average
                                 Annualized   Effective  Portfolio
                                    Yield      Yield     Maturity
UMB Scout Money Market Fund -       3.43%      3.49%      47 days
Federal Portfolio
UMB Scout Money Market Fund -       3.40%      3.46%      37 days
Prime Portfolio
UMB Scout Tax-Free Money Market     2.04%      2.06%      14 days
Fund


TAX EQUIVALENT YIELD OF UMB SCOUT KANSAS TAX-EXEMPT BOND FUND

For UMB Scout Kansas Tax-Exempt Bond Fund, the tax-equivalent yield is based on the current double tax-exempt yield and your combined federal and state marginal tax rate. Assuming that all of UMB Scout Kansas Tax-Exempt Bond Fund's dividends are tax-exempt in Kansas (which may not always be the case) and that your Kansas taxes are fully deductible for federal income tax purposes, you can calculate your tax-equivalent yield for UMB Scout Kansas Tax-Exempt Bond Fund using the following equation:


             Fund's Double Tax-Free Yield
  -------------------------------------------------
  (100% - Federal Tax Rate)(100% - Kansas Tax Rate) = Your Tax-Equivalent Yield

TOTAL RETURN

UMB Scout Stock Fund, UMB Scout Stock Select Fund, UMB Scout Equity Index Fund, UMB Scout Small Cap Fund, UMB Scout WorldWide Fund, UMB Scout WorldWide Select Fund, UMB Scout Technology Fund, UMB Scout Energy Fund, UMB Scout Balanced Fund, UMB Scout Bond Fund and UMB Scout Kansas Tax-Exempt

Bond Fund may advertise "average annual total return" over various periods of time. Such total return figures show the average percentage change in value of an investment in a Fund from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of a Fund's shares and assume that any income dividends and/or capital gains distributions made by a Fund during the period were reinvested in shares of a Fund. Figures will be given for recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well (such as from commencement of a Fund's operations, or on a year-by-year basis).

The Funds' "average annual total return" figures described and shown below are computed according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

         P(1+T)n        =  ERV

         Where:     P   =  a hypothetical initial payment of $1000
                    T   =  average annual total return
                    n   =  number of years
                    ERV =  Ending Redeemable Value of a
                           hypothetical $1000 payment made at the
                           beginning of the 1, 5 or 10 year (or
                           other) periods at the end of the 1, 5 or 10 year (or other) periods (or fractional portions thereof).


The table below shows the average annual total return for each of the Funds for the specified periods:

                  Equity   Stock    Small Cap   WorldWide    Tech-    Energy    Balanced   Bond      Kansas     WorldWide   Stock
                  Index     Fund      Fund        Fund       nology    Fund       Fund     Fund   Tax-Exempt  Select Fund   Select
                   Fund                                       Fund                                 Bond Fund                 Fund
                  -------- ------- ----------- ------------ --------- --------- --------- ------ -----------  ------------- -------
For the           -15.20   -9.05     +33.77      -14.92      -56.55     4.64       4.45    9.94      7.59        -17.27      -9.79
one year
7/1/00-6/30/01
For the             N/A     7.37     10.91        11.36       N/A       N/A        3.90    6.15       N/A         N/A         N/A
five
years
7/1/96-6/30/01
For the             N/A     9.28      9.91         N/A        N/A       N/A        N/A     6.38       N/A         N/A         N/A
ten years
7/1/91-6/30/01
From              -13.02   10.91      7.80        11.49      -50.70     1.55       4.10    7.72      4.08        -0.15       -6.09
start of
operations
to
6/30/01*

* UMB Scout WorldWide Fund commenced operation on September 14, 1993; UMB Scout Balanced Fund commenced operation on December 6, 1995; UMB Scout Energy Fund and UMB Scout Kansas Tax-Exempt Bond Fund commenced operation on February 23, 1998; UMB Scout WorldWide Select Fund commenced operations on May 17, 1999; UMB Scout Stock Select Fund commenced operations on May 17, 1999; UMB Scout Equity Index Fund and UMB Scout Technology Fund commenced operation on May 1, 2000.

PERFORMANCE COMPARISONS. In advertisements or in reports to shareholders, the Funds may compare their performance to that of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, UMB Scout Equity Index Fund, UMB Scout Stock Fund, UMB Scout Small Cap Fund,

UMB Scout WorldWide Fund, UMB Scout Technology Fund, UMB Scout Energy Fund, UMB Scout Bond Fund, UMB Scout Balanced Fund, UMB Scout Kansas Tax-Exempt Bond Fund, UMB Scout WorldWide Select Fund and UMB Scout Stock Select Fund may compare their performance to rankings prepared by Lipper Analytical Services, Inc. (Lipper), a widely recognized independent service which monitors the performance of mutual funds. UMB Scout Equity Index Fund, UMB Scout Stock Fund, UMB Scout WorldWide Fund, UMB Scout Technology Fund, UMB Scout Energy Fund, UMB Scout Balanced Fund, UMB Scout WorldWide Select Fund, UMB Scout Stock Select Fund, and UMB Scout Small Cap Fund may also compare its performance to the S&P 500(R) Index, an index of unmanaged groups of common stocks, the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the NYSE, or the Consumer Price Index. UMB Scout Bond Fund may compare its performance to the Shearson/Lehman Government/Corporate Index, an unmanaged index of government and corporate bonds.

Performance information, rankings, ratings, published editorial comments and listings as reported in national financial publications including, but not limited to: Kiplinger's Personal Finance Magazine, Business Week, Morningstar Mutual Funds, Investor's Business Daily, Smart Money, Money Central Investors, Institutional Investor, The Wall Street Journal, New York Times, Mutual Fund Forecaster, No-Load Investor, Money, Forbes, Fortune and Barron's Financial World, U.S News & World Report, USA Today, Bloomberg's Personal Finance, Income & Safety, The Mutual Fund Letter, United Mutual Fund Selector, No-Loan Fund Analyst, No-Load Fund X, Louis Rukeyser's Wall Street newsletter, Donoghue's Money Letter, CDA Investment Technologies, Inc., Wiesenberger Investment Companies Service, Donoghue's Mutual Fund Almanac, Bank Rate Monitor, Consumer Reports, Northwestern Financial Review, Donoghue's Money Fund Report, sageonline.com and morningstar.com may also be used in comparing performance of the Funds. Performance comparisons should not be considered as representative of the future performance of the Funds.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

The net asset value per share of each Fund is computed once daily, as described in the Prospectus, on each day that the Fund is open for business, except on days on which changes in the value of a Fund's portfolio securities will not materially affect the net asset value, or days during which no security is tendered for redemption and no order to purchase or sell such security is received by a Fund. The Funds are normally open for business on the same days when the New York Stock Exchange is open for unrestricted trading. The Funds are closed on weekends and/or the following holidays:

       New Year's Day                     January 1
       Martin Luther King, Jr. Day        Third Monday in January
       Presidents' Holiday                Third Monday in February
       Good Friday                        Friday before Easter
       Memorial Day                       Last Monday in May
       Independence Day                   July 4
       Labor Day                          First Monday in September
       Columbus Day*                      Second Monday in October
       Veterans' Day*                     November 11
       Thanksgiving Day                   Fourth Thursday in November
       Christmas Day                      December 25

       *Money Market and Tax-Free Money Market Funds only.

If any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday, and when any holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the following Monday unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period.

In connection with the determination of the Funds' net asset values, securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter trade prices. Securities for which there were no transactions are valued at the closing bid prices. Options written or purchased by UMB Scout Kansas Tax-Exempt Bond Fund are valued at the last sales price if such sales price is between the current bid and asked prices. Otherwise, options are valued at the mean between the current bid and asked prices. Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review and possible revision by the Funds' Advisor. Any modification of the price of a debt security furnished by a pricing service is made pursuant to procedures adopted by the Funds' Board of Directors/Trustees. Debt instruments maturing within 60 days are valued by the amortized cost method. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Advisor under the supervision of the Board of Directors/Trustees.

With respect to UMB Scout Money Market and UMB Scout Tax-Free Money Market Funds, shares redeemed will be entitled to receive all dividends declared through the day preceding the date of redemption. If you redeem all of the shares in your account, your redemption check will include all dividends. If you redeem less than all of the shares in your account, in addition to the share redemption check, a separate check representing all dividends declared but unpaid on the shares redeemed will be distributed on the next dividend payment date. Any amount due you in your declared but unpaid dividend account cannot be redeemed by draft.

The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period by a Fund under the following conditions authorized by the 1940 Act: (1) for any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or
(b) during which trading on the New York Stock Exchange is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the Funds of securities owned by it is not reasonably practicable, or (b) it is not reasonably practicable for the Funds to determine the fair value of its net assets; or (3) for such other periods as the Securities and Exchange Commission may by order permit for the protection of the Funds' shareholders.

UMB Scout Equity Index Fund, UMB Scout Stock Fund, UMB Scout Small Cap Fund, UMB Scout Energy Fund, UMB Scout Bond Fund, UMB Scout Money Market Fund, UMB Scout Tax-Free Money Market Fund, UMB Scout WorldWide Fund, UMB Scout Technology Fund, UMB Scout Balanced Fund, UMB Scout WorldWide Select Fund and UMB Scout Stock Select Fund have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which these Funds are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of a Fund's net asset value during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund may redeem the excess in kind. If shares are redeemed in kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Determining Your Share Price" in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.

UMB Scout Kansas Tax-Exempt Bond Fund may satisfy redemption requests by distributing securities in kind. If shares are redeemed in kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Determining Your Share Price" in the prospectus and such valuation will be made as of the same time the redemption price is determined.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS OF NET INVESTMENT INCOME. In general, the Funds receive income in the form of dividends or interest on their investments. This income, less expenses incurred in the operation of a Fund, constitutes a Fund's net investment income from which dividends may be paid to investors. Any distributions by a Fund from such income will be taxable to investors as ordinary income, whether the investors take them in cash or in additional shares.

By meeting certain requirements of the Internal Revenue Code, UMB Scout Kansas Tax-Exempt Bond Fund and UMB Scout Tax-Free Money Market Fund have qualified and continue to qualify to pay exempt-interest dividends. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are distributed. In addition, to the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands or Guam), they also will be exempt from such state's personal income taxes. A state generally does not grant tax-free treatment to interest on state and municipal securities of other states.

UMB Scout Kansas Tax-Exempt Bond Fund and UMB Scout Tax-Free Money Market Fund may earn taxable income on any temporary investments, on the discount from stripped obligations or their coupons, on income from securities loans or other taxable transactions, or on ordinary income derived from the sale of market discount bonds. Any Fund distributions from such income will be taxable as ordinary income, whether received by investors in cash or in additional shares.

UMB Scout Money Market Fund (Federal and Prime Portfolios) and UMB Scout Tax-Free Money Market Fund declare dividends for each day that their net asset value is calculated. These dividends will equal all of the daily net income payable to shareholders of record as of the close of business the preceding day. The daily net income includes accrued interest and any original issue or acquisition discount, plus or minus any gain or loss on the sale of portfolio securities and changes in unrealized appreciation or depreciation in portfolio securities (to the extent required to maintain a constant net asset value per share), less the estimated expenses of the Funds.

DISTRIBUTIONS OF CAPITAL GAINS. In general, the Funds may derive capital gains and losses in connection with sales or other dispositions of their portfolio securities. Distributions from net short-term capital gains will be distributed and taxed as ordinary income. Distributions from net long-term capital gains will be taxable as long-term capital gain, regardless of how long the Fund shares have been held. Any net capital gains realized by a Fund generally will be distributed once each year, in December, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on a Fund. Because UMB Scout Money Market Fund (Federal and Prime Portfolios) and UMB Scout Tax-Free Money Market Fund are money market funds, they do not anticipate realizing any long-term capital gains.

EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized by a Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable as ordinary dividends, and any losses will reduce a Fund's ordinary income otherwise available for distribution. This treatment could increase or reduce a Fund's ordinary income distributions, and may cause some or all of a Fund's previously distributed income to be classified as a return of capital.

The Funds may be subject to foreign withholding taxes on income from certain of their foreign securities. If more than 50% of a Fund's total assets at the end of the fiscal year are invested in securities of foreign corporations, a Fund may elect to pass-through each investor's pro rata share of foreign taxes paid by a Fund. If this election is made, the year-end statement investors receive from the Fund will show more taxable income than was actually distributed. However, investors will be entitled to either deduct their share of such taxes in computing their taxable income or (subject to limitations) claim a foreign tax credit for such taxes against their U.S. federal income tax. The Fund will provide investors with the information necessary to complete their individual income tax returns if it makes this election. These in turn could reduce ordinary income distributions to the shareholders.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS. The Funds will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As regulated investment companies, the Funds generally pay no federal income tax on the income and gains they distribute to you. The Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, a Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of such Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS. To avoid federal excise taxes, the Internal Revenue Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF FUND SHARES. Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange your Fund shares for shares of a different UMB Scout Fund, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

Beginning after the year 2005 (2000 for certain shareholders), gain on a sale or redemption of Fund shares held for more than five years may be subject to a reduced rate of tax. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in such Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

As to UMB Scout Kansas Tax-Exempt Bond Fund and UMB Scout Tax-Free Money Market Fund, any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends distributed to investors with respect to his or her fund shares and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to the investor by the Fund on those shares.

As to UMB Scout Money Market Fund (Federal and Prime Portfolios) and UMB Scout Tax-Free Money Market Fund, because these Funds seek to maintain a constant $1.00 per share net asset value, investors should not expect to realize a capital gain or loss upon redemption or exchange of Fund shares.

U.S. GOVERNMENT OBLIGATIONS. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS. If you are a corporate shareholder, you should note that dividends paid by the following funds for the most recent fiscal year qualified for the dividends-received deduction as set forth below:

        UMB Scout Stock Fund                 100%
        UMB Scout Stock Select Fund          95.10%
        UMB Scout Equity Index Fund          100%
        UMB Scout Small Cap Fund             16.59%
        UMB Scout WorldWide Fund             2.15 %
        UMB Scout WorldWide Select Fund      2.84%
        UMB Scout Technology Fund            0%
        UMB Scout Energy Fund                24.41%
        UMB Scout Balanced Fund              5.03%

In some circumstances, you will be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by such Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

Because the income of UMB Scout Bond Fund, UMB Scout Kansas Tax-Exempt Bond Fund, UMB Scout Money Market Fund (Federal and Prime Portfolios) and UMB Scout Tax-Free Money Market Fund consists of interest rather than dividends, no portion of their distributions will generally be eligible for the dividends-received deduction. None of the dividends paid by the Funds for the most recent calendar year qualified for such deduction, and it is anticipated that none of the current year's dividends will so qualify.

INVESTMENT IN COMPLEX SECURITIES. The Funds may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund's ability to recognize losses, and, in limited cases, subject a Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by a Fund.

                        MANAGEMENT AND INVESTMENT ADVISOR

Pursuant to Management Agreements, each Fund employs at its own expense Scout Investment Advisors, Inc. as its manager and investment advisor. The Advisor provides professional portfolio managers who make all decisions concerning the investment and reinvestment of the assets of the Funds in accordance with each Fund's stated investment objective and policies. The Advisor either provides or pays the cost of all management, supervisory and administrative services required in the normal operations of the Funds.

As a part of UMB Scout Equity Index Fund's Management Agreement, the Advisor employs at its own expense Northern Trust Quantitative Advisors, Inc. ("Northern Trust"), an Illinois state-chartered trust company, as sub-advisor to provide the day-to-day investment advisory services for the Fund. The Advisor has agreed to pay Northern Trust a fee of 8/100 of one percent (0.08%) of the average daily net assets, for its services. Northern Trust agrees to provide UMB Scout Equity Index Fund investment management services on a daily basis.

The annual fee charged by the Advisor to each Fund covers all normal operating costs of the Fund. The annual fee is equal to the following percentage of each Fund's average net assets:

                                             AVERAGE NET ASSETS
UMB Scout Stock Fund                                .85%
UMB Scout Stock Select Fund                         .85%

UMB Scout Equity Index Fund*                        .40%
UMB Scout Small Cap Fund                            .85%
UMB Scout WorldWide Fund                           1.10%
UMB Scout WorldWide Select Fund                    1.10%
UMB Scout Technology Fund*                         1.50%
UMB Scout Energy Fund                               .85%
UMB Scout Balanced Fund                             .85%
UMB Scout Bond Fund                                 .85%
UMB Scout Kansas Tax-Exempt Bond Fund               .50%
UMB Scout Money Market Fund                         .50%
UMB Scout Tax-Free Money Market Fund                .50%
*UMB Scout Equity Index Fund and UMB Scout Technology Fund have entered into an annual fee waiver contractual agreement whereby the Funds agree to limit total fees to 0.30% and 1.10% respectively, through October 31, 2002. This agreement must be approved annually by the Funds' Directors/Trustees to remain effective.

The aggregate management fees paid to the Advisor by each Fund during the three most recent fiscal years ended June 30 were:

                                                2001          2000         1999
                                                ----          ----         ----
UMB Scout Stock Fund                      $1,119,095    $1,408,111   $1,553,871
UMB Scout Stock Select Fund (5/17/99)       $112,929       $53,002         $981
UMB Scout Equity Index Fund (5/01/00)        $56,656        $4,867            -
UMB Scout Small Cap Fund                    $259,830      $311,030     $374,733
UMB Scout WorldWide Fund                  $3,341,901    $2,235,686     $991,992
UMB Scout WorldWide Select Fund (5/17/99)   $410,311      $145,971       $1,504
UMB Scout Technology Fund (5/01/00)          $90,530        $5,416            -
UMB Scout Energy Fund                        $10,259        $8,839       $6,331
UMB Scout Balanced Fund                      $15,931       $35,536      $56,502
UMB Scout Bond Fund                         $557,654      $577,715     $660,955
UMB Scout Kansas Tax-Exempt Bond Fund        $33,899       $36,705      $37,146
UMB Scout Money Market Fund               $5,915,755    $5,140,056   $4,907,229
UMB Scout Tax-Free Money Market Fund        $677,145      $657,081     $783,821


                             OFFICERS AND DIRECTORS

The officers of the Funds manage their day-to-day operations. The Funds' officers, as well as the Funds' Advisor, are subject to the direct supervision and control of the Board of Directors or Trustees. Under the applicable laws of Maryland and Delaware, Directors and Trustees owe a fiduciary duty to the shareholders of the Fund.

The following is a list of the senior officers and Directors/Trustees of the Funds and their ages and business experience for the past five years. Unless noted otherwise, the address of each officer and director is 1010 Grand Boulevard, Kansas City, Missouri 64106.

WILLIAM C. TEMPEL* (63), CHAIRMAN OF THE BOARD, PRESIDENT AND DIRECTOR/TRUSTEE. Vice Chairman, UMB Financial Corporation; Chairman & President, UMB Scout Funds; Director, UMB Trust Company of South Dakota; Divisional Executive Vice President
- Trust Services Group, UMB Bank (1997-2001); Chairman, President and CEO UMB Bank Kansas (subsequently merged into UMB Bank, n.a.) (1993-2001).

WILLIAM B. GREINER* (47), DIRECTOR/TRUSTEE. Director and Chairman of Scout Investment Advisors, Inc.. Chief Investment Officer, UMB Bank, n.a. since 1999. Prior to 1999, Portfolio Manager, Northern Trust Company, Chicago, Illinois.

WILLIAM E. HOFFMAN, D.D.S. (63), DIRECTOR/TRUSTEE Director of each of the investment companies within the UMB Scout Funds group; Orthodontist, 3700 West 83rd Street, Suite 206, Prairie Village, Kansas 66208.

ERIC T. JAGER (58), DIRECTOR/TRUSTEE. Director of each of the investment companies within the UMB Scout Funds group; President, Windcrest Investment Management, Inc.; Director, Bartlett Futures, Inc., Nygaard Corporation, 4800 Main Street, Suite 600, Kansas City, Missouri 64112.

STEPHEN F. ROSE (53), DIRECTOR/TRUSTEE. Director of each of the investment companies within the UMB Scout Funds group; President, Sun Publications, Inc., 7373 W. 107th Street, Overland Park, Kansas 66212.

STUART WIEN (78), DIRECTOR/TRUSTEE. Director of each of the investment companies within the UMB Scout Funds group; Retired, 4589 West 124th Place, Leawood, Kansas 66209, formerly Chairman of the Board, Milgram Food Stores, Inc.

MARY M. TENWINKEL (53), VICE PRESIDENT SINCE 2001. Senior Vice President, Sunstone Financial Group, Inc., 803 West Michigan Street, Milwaukee, Wisconsin 53233.

BARBARA J. DEMMER (44), TREASURER AND SECRETARY SINCE 2001. Administrative Services Manager, Sunstone Financial Group, Inc. (1999-present), 803 West Michigan Street, Milwaukee, WI 53233. Prior to 1999, Senior Vice President and Controller, AMCORE Investment Group, N.A.

-----------------------------
*Mr. Tempel and Mr. Greiner are each considered to be an "interested person" of the Funds under the 1940 Act, due to their employment by UMB Bank, n.a., parent company of the Advisor. Mr. Tempel and Mr. Greiner are Directors or Trustees of all of the UMB Scout Funds except for UMB Scout Bond Fund, Inc., UMB Scout Stock Fund, Inc., UMB Scout Money Market Fund, Inc. and UMB Scout Tax-Free Fund, Inc.

COMPENSATION OF OFFICERS, DIRECTORS AND TRUSTEES. The Funds do not directly compensate any Directors/Trustees or officers for their normal duties and services. The fees of the independent directors (as well as travel and other expenses related to the Board meetings) are paid by the Advisor pursuant to the provisions of the Fund's Management Agreement.

The Audit Committee of each Board within the UMB Scout Funds is composed of Messrs. Hoffman, Jager, Rose and Wien.

The officers and Directors/Trustees of the UMB Scout Funds as a group own less than 1% of each of the UMB Scout Funds.


                               COMPENSATION TABLE


Name of                         Aggregate        Pension or Retirement     Estimated Annual      Total Compensation
Director/Trustee            Compensation From     Benefits Accrued As        Benefits Upon       From All UMB Scout
                                All Funds        Part of Fund Expenses        Retirement            Funds Paid to
                                                                                                     Directors**
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
William C. Tempel*                 --                      --                     --                     --
William B. Greiner*                --                      --                     --                     --
William E. Hoffman               $8,500                    --                     --                   $8,500
Eric T. Jager                    $8,500                    --                     --                   $8,500
Stephen F. Rose                  $8,500                    --                     --                   $8,500
Stuart Wien                      $8,500                    --                     --                   $8,500

* As "interested directors," Mr. Tempel and Mr. Greiner received no compensation for their services as Directors/Trustees.
** The amounts reported in this column reflect the total compensation paid to each Director/Trustee for his services as a Director/Trustee of each of the UMB Scout Funds during the fiscal year ended June 30, 2001. Directors' fees are paid by the Funds' manager and not by the Funds themselves.

                 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SHARES

Control persons are persons deemed to control a Fund because they own beneficially over 25% of the outstanding equity securities. Principal holders are persons that own beneficially 5% or more of a Fund's outstanding equity securities. As of September 30, 2001, the Funds were aware that the following persons or entities owned a controlling interest or owned of record 5% or more of the outstanding shares of each of the Funds.

                              UMB SCOUT STOCK FUND
UMB Bank, n.a.*, 928 Grand Boulevard, Kansas City, Missouri 64106, 71.42%.

                           UMB SCOUT STOCK SELECT FUND

UMB Bank, n.a.*, 928 Grand Boulevard, Kansas City, Missouri 64106, 96.74%.

                           UMB SCOUT EQUITY INDEX FUND

UMB Bank, n.a.*, 928 Grand Boulevard, Kansas City, Missouri 64106, 97.15%.

                            UMB SCOUT SMALL CAP FUND

UMB Bank, n.a.*, 928 Grand Boulevard, Kansas City, Missouri 64106, 81.45%.

                            UMB SCOUT WORLDWIDE FUND

Charles Schwab & Co., Inc.*, 101 Montgomery Street, San Francisco, California 94104, 63.99%; UMB Bank, n.a.*, 928 Grand Boulevard, Kansas City, Missouri 64106, 18.63%.

                         UMB SCOUT WORLDWIDE SELECT FUND

UMB Bank, n.a.*, 928 Grand Boulevard, Kansas City, Missouri 64106, 94.72%.

                            UMB SCOUT TECHNOLOGY FUND

UMB Bank, n.a.*, 928 Grand Boulevard, Kansas City, Missouri 64106, 97.63%.

                              UMB SCOUT ENERGY FUND

UMB Bank, n.a.*, 928 Grand Boulevard, Kansas City, Missouri 64106, 86.17%; UMB Financial Corporation 1010 Grand Boulevard, Kansas City, Missouri 64106 7.34%.

                             UMB SCOUT BALANCED FUND

UMB Bank, n.a.*, 928 Grand Boulevard, Kansas City, Missouri 64106, 26.90%; John Collins SEP IRA, 8318 Outlook Lance, Shawnee Mission, Kansas 66207, 17.75%.

                               UMB SCOUT BOND FUND

UMB Bank, n.a.*, 928 Grand Boulevard, Kansas City, Missouri 64106, 76.06%.

                      UMB SCOUT KANSAS TAX-EXEMPT BOND FUND

UMB Bank, n.a.*, 928 Grand Boulevard, Kansas City, Missouri 64106, 89.24%.

                           UMB SCOUT MONEY MARKET FUND

FEDERAL PORTFOLIO: UMB Bank, n.a.*, 928 Grand Boulevard, Kansas City, Missouri 64106, 80.50%; National Financial Services Corp.*, Church Street Station, New York, New York, 10008, 15.27%.

PRIME PORTFOLIO: UMB Bank, n.a.*, 928 Grand Boulevard, Kansas City, Missouri 64106, 79.54%; National Financial Services Corp.*, Church Street Station, New York, New York, 10008, 16.47%.

                      UMB SCOUT TAX-FREE MONEY MARKET FUND

UMB Bank, n.a.*, 928 Grand Boulevard, Kansas City, Missouri 64106, 87.44%; National Financial Services Corp.*, Church Street Station, New York, New York, 10008, 9.06%.

         * Shareholder of record, not beneficial owner.

                      SUB-ADMINISTRATOR AND FUND ACCOUNTANT

Sunstone Financial Group, Inc., 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233 ("Sunstone") has agreed to provide various sub-administrative and fund accounting services to the Funds under a Sub-Administration and Fund Accounting Agreement dated May 19, 2001 between Sunstone and the Funds' Advisor (the "Administration Agreement"). Sunstone's services include, but are not limited to, the following: calculating daily net asset values for the Funds; overseeing the Funds' custodian; assisting in preparing and filing all federal income and excise tax filings (other than those to be made by the Funds' custodian); overseeing the Funds' fidelity insurance relationships; participating in the preparation of the Funds' registration statements; preparing notice and renewal securities filings pursuant to state securities laws; compiling data for and preparing notices to the SEC; preparing financial statements for the annual and semi-annual reports to the SEC and current investors; monitoring the Funds' expenses; monitoring the Funds' status as a regulated investment company under Subchapter M of the Internal Revenue Code; monitoring compliance with the Funds' investment policies and restrictions and generally assisting the Funds' administrative operations.

Sunstone, at its own expense, and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment, supplies, and clerical and executive personnel for performing the services required to be performed by it under the Administration Agreement. The Administration Agreement will remain in effect until May 19, 2002 (the "Initial Term") and thereafter for successive annual periods. After the Initial Term, the Administration Agreement may be terminated on not less than 60 days' notice, without the payment of any penalty, by the Advisor or by Sunstone. Under the Administration Agreement, Sunstone is not liable for any loss suffered by the Advisor or a Fund or its shareholders in connection with the performance of the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Sunstone in the performance of its duties or reckless disregard of its obligations and duties. In the Administration Agreement it is also provided that Sunstone may provide similar services to others, including other investment companies.

For the foregoing, Sunstone receives a fee from the Advisor on the value of each Fund computed daily and payable monthly, at the annual rate of 0.09% of its average daily net assets, plus out-of-pocket expenses.

                                   DISTRIBUTOR

Under a Distribution Agreement with each Fund dated May 19, 2001, Sunstone Distribution Services, LLC, 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233 (the "Distributor") acts as distributor for the Funds and acts as exclusive agent for the Funds in selling their shares to the public. The Distributor is an affiliate of the Advisor. The Distributor shall offer shares of the Funds on a continuous basis and may engage in advertising and solicitation activities in connection therewith. The Distributor is not obligated to sell any certain number of shares of the Funds, and does not receive any fee or other compensation under its Distribution Agreements with the Funds. Instead, it is compensated by the Advisor for other services provided to the Funds.

Each Distribution Agreement continues in effect until May 19, 2002, and will continue automatically for successive annual periods ending each May 19, if continued at least annually by the Funds' Boards of Directors or Trustees (the "Directors"), including a majority of those Directors who are not parties to such Agreements or interested persons of any such party. They terminate automatically if assigned by either party or upon 60 days' written notice by either party to the other.

                                 TRANSFER AGENT

The Advisor employs Sunstone, at its own expense, to provide transfer agency and dividend payment services to the Funds, including the maintenance of a shareholder accounting and transfer agency system, and such other items as are incidental to corporate administration. Sunstone is located at 803 West Michigan Street, Milwaukee, Wisconsin 53233. Sunstone is compensated on a per-account basis, plus out-of-pocket expenses.


                                    CUSTODIAN

The Funds' assets are held for safekeeping by an independent custodian, UMB Bank, n.a. This means the bank, rather than the Funds, has possession of the Funds' cash and securities. As directed by the Funds' officers and portfolio managers, the bank delivers cash to those who have sold securities to the Funds in return for such securities, and to those who have purchased portfolio securities from the Funds, it delivers such securities in return for their cash purchase price. It also collects income directly from issuers of securities owned by the Funds and holds this for payment to shareholders after deduction of the Funds' expenses. UMB Bank, n.a. is located at 1010 Grand Boulevard, Kansas City, Missouri, 64141, and is the sole shareholder of the Advisor. For the foregoing, UMB Bank, n.a. receives a fee from the Advisor on the value of each Fund computed daily and payable monthly, at the annual rate of 0.05% of its average daily net assets.

                              INDEPENDENT AUDITORS

The Funds' financial statements are audited annually by independent auditors approved by the Directors/Trustees each year, and in years in which an annual meeting is held the directors may submit their selection of independent auditors to the shareholders for ratification. BKD, LLP, Twelve Wyandotte Plaza, 120 West 12th Street, Suite 1200, Kansas City, Missouri 64105, is the Funds' present independent auditor.

                                  FUND COUNSEL

Stradley, Ronon, Stevens & Young, LLP, with offices at 2600 One Commerce Square, Philadelphia, Pennsylvania 19103, serves as counsel to the Funds.

                         GENERAL INFORMATION AND HISTORY

UMB Scout Stock Fund, Inc. which consists of two separate series -- UMB Scout Stock Fund series and UMB Scout Stock Select Fund series -- was incorporated in Maryland on July 29, 1982 and has a present authorized capitalization of 30,000,000 shares of common stock, par value $1.00 per share. UMB Scout Bond Fund, Inc. was incorporated in Maryland on July 29, 1982, and has a present authorized capitalization of 10,000,000 shares of $1 par value common stock. UMB Scout Balanced Fund, Inc., which was incorporated in Maryland on July 13, 1995, has a present authorized capitalization of 10,000,000 shares of $1 par value common stock. UMB

Scout Kansas Tax-Exempt Bond Fund, Inc. which was incorporated in Maryland on October 16, 1997, has a present authorized capitalization of 10,000,000 shares of $1 par value common stock. UMB Scout Tax-Free Money Market Fund, Inc., which was incorporated in Maryland on July 29, 1982, has a present authorized capitalization of 1,000,000,000 shares of $.01 par value common stock. UMB Scout WorldWide Fund, Inc., which consists of two separate series -- UMB Scout WorldWide Fund series and UMB Scout WorldWide Select Fund series -- was incorporated in the State of Maryland on January 7, 1993 and has a present authorized capitalization of 40,000,000 shares of common stock, par value $1.00 per share.

All of the above Funds issue a single class of shares which all have like rights and privileges. Each full and fractional share, when issued and outstanding, has: (1) equal voting rights with respect to matters which affect the Fund, and
(2) equal dividend, distribution and redemption rights to the assets of the Fund. Shares when issued are fully paid and non-assessable. The Funds will not issue any senior securities. Shareholders do not have pre-emptive or conversion rights. The Funds may issue additional series of stock with the approval of the Fund's Board of Directors/Trustees.

UMB Scout Money Market Fund, Inc., which was incorporated in Maryland on June 23, 1982, has a present authorized capitalization of 2,250,000,000 shares of $.01 par value common stock. 750,000,000 shares are presently reserved for issuance to shareholders invested in the Federal Portfolio and 1,500,000,000 shares are reserved for the Prime Portfolio shareholders. Each full and fractional share, when issued and outstanding; has: (1) equal voting rights with respect to matters which affect the Fund in general and with respect to matters relating solely to the interests of the Portfolio for which issued, and (2) equal dividend, distribution and redemption rights to the assets of the Portfolio for which issued and to general assets, if any, of the Fund which are not specifically allocated to a particular Portfolio. Shares when issued are fully paid and non-assessable. Except for the priority of each share in the assets of its Portfolio, the Fund will not issue any class of securities senior to any other class. Shareholders do not have pre-emptive or conversion rights. The Fund may issue additional series of stock with the approval of the Fund's Board of Directors.

The Maryland General Corporation Law permits registered investment companies, such as the Funds, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. As a result the Funds do not intend to hold annual meetings. The Funds have adopted the appropriate provisions in their By-Laws and will not hold annual meetings of shareholders for the following purposes unless required to do so: (1) election of directors; (2) approval of any investment advisory agreement; (3) ratification of the selection of independent public accountants; and (4) approval of a distribution plan. Under Maryland law, a special meeting of stockholders of the Funds must be held if the Fund receives the written request for a meeting from the stockholders entitled to cast at least 25% of all the votes entitled to be cast at the meeting.

UMB Scout Funds (the "Trust") which consists of four separate series, was organized as a business trust in Delaware on January 27, 2000. UMB Scout Equity Index Fund series and UMB Scout Technology Fund series were created as of January 27, 2000. UMB Scout Energy Fund series was created on January 24, 2001 to become the successor to UMB Scout Capital Preservation Fund, Inc., and UMB Scout Capital Preservation Fund, Inc. was subsequently reorganized into UMB Scout Energy Fund on July 1, 2001. UMB Scout Small Cap Fund series was created on January 24, 2001 to become the successor to UMB Scout Regional Fund, Inc., and UMB Scout Regional Fund, Inc. was subsequently reorganized into UMB Scout Small Cap Fund on July 1, 2001. Each series represents interests in a separate portfolio of investments and is subject to separate liabilities. Shares of each series are entitled to vote as a series only to the extent required by the 1940 Act or as permitted by the Trustees. The beneficial interest of each series is divided into an unlimited number of shares, with no par value. Each share has equal dividend, voting, liquidation and redemption rights. There are no conversion or preemptive rights. Shares, when issued, will be fully paid and nonassessable. Fractional shares have proportional voting rights. Shares will be maintained in open accounts on the books of the transfer agent, and certificates for shares will generally not be issued. The Trust does not intend to hold regular annual shareholder meetings. Upon the Trust's liquidation, all shareholders of a series would share pro-rata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series. If they deem it advisable and in the best interests of shareholders, the Trustees may create additional series of shares and may create multiple classes of shares of each series, which may differ from each other as to expenses and dividends.

NON-CUMULATIVE VOTING. All of the Funds' shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors, if they choose to do so, and in such event, the holders of the remaining less than 50% of the shares voting will not be able to elect any directors.

Each of the Funds is authorized to use the words "UMB" and "Scout" in its name, and may use the Scout design, so long as Scout Investment Advisors, Inc. continues as its manager.

CODE OF ETHICS. Each Fund, its Advisor, sub-advisor (if applicable) and distributor have each adopted a code of ethics, to the extent required by federal securities laws. Under each code of ethics, persons who are designated as access persons may engage in personal securities transactions, including transactions involving securities that may be purchased or sold by any Fund, subject to certain general restrictions and procedures.

                         FIXED INCOME SECURITIES RATINGS

STANDARD & POOR'S CORPORATION (S&P(R)):

         AAA - HIGHEST GRADE. These securities possess the ultimate degree of protection as to principal and interest. Marketwise, they move with interest rates, and hence provide the maximum safety on all counts.

         AA - HIGH GRADE. Generally, these bonds differ from AAA issues only in a small degree. Here too, prices move with the long-term money market.

         A - UPPER-MEDIUM GRADE. They have considerable investment strength, but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but, to some extent, also economic conditions.

         BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

         BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC. (MOODY'S):

         AAA - BEST QUALITY. These securities carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large, or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         AA - HIGH QUALITY BY ALL STANDARDS. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater.

         A - UPPER-MEDIUM GRADE. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         BAA - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         BA - Bonds which are rated Ba are judged to have predominantly speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

         CAA - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         CA - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier I indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range rating; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.


FITCH INVESTORS SERVICE:

Debt instruments rated "AAA," "AA," "A," "BBB" are considered to be investment grade.

         AAA Highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA+, AA OR AA- Investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA".

         A+, A OR A- Investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         BBB+, BBB OR BBB- Investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         BB+, BB OR BB- Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

         B+, B OR B- Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

         CCC+, CCC OR CCC- Bonds have certain identifiable characteristics which if not remedied may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

         CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time. C Bonds are in imminent default of payment of interest or principal.

         DDD, DD OR D Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds. "D" represents the lowest potential for recovery.

         NR Indicated that Fitch does not rate the specific issue.


                 DESCRIPTION OF TAXABLE COMMERCIAL PAPER RATINGS

MOODY'S - Moody's commercial paper rating is an opinion of the ability of an issuer to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's has one rating - prime. Every such prime rating means Moody's believes that the commercial paper note will be redeemed as agreed. Within this single rating category are the following classifications:

         PRIME - 1 HIGHEST QUALITY
         PRIME - 2 HIGHER QUALITY
         PRIME - 3 HIGH QUALITY

The criteria used by Moody's for rating a commercial paper issuer under this graded system include, but are not limited to the following factors:

(1)      evaluation of the management of the issuer;
(2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks which may be inherent in certain areas;
(3) evaluation of the issuer's products in relation to competition and customer acceptance;
(4)      liquidity;
(5)      amount and quality of long-term debt;
(6)      trend of earnings over a period of ten years;
(7) financial strength of a parent company and relationships which exist with the issuer; and
(8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

S&P(R) - Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 270 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

         "A"   -    Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

         "A-1" - This designation indicates that the degree of safety regarding timely payment is very strong.

         "A-2" - Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming.

         "A-3" - Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         "B"   -    Issues rated `B" are regarded as having only an adequate
                    capacity for timely payment. Furthermore, such capacity may be damaged by changing conditions or short-term adversities.

         "C"   -    This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

         "D" - This rating indicates that the issuer is either in default or is expected to be in default upon maturity.

FITCH:

         F1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for payment.

         FL Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than "F1+."

         F2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned
                    "F I +" and "F I".

         F3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance of timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

         FS Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance of timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

         D Default. Issues assigned this rating have characteristics suggesting a minimal degree of assurance of timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

         LOC The symbol LOC indicated that the rating is based upon a letter of credit default issued by a commercial bank.


                          MUNICIPAL SECURITIES RATINGS

The ratings of bonds by Moody's and Standard and Poor's Corporation represent their opinions of quality of the municipal bonds they undertake to rate. These ratings are general and are not absolute standards. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon with different ratings may have the same yield.

Both Moody's and S&P(R)'s Municipal Bond Ratings cover obligations of states and political subdivisions. Ratings are assigned to general obligation and revenue bonds. General obligation bonds are usually secured by all resources available to the municipality and the factors outlined in the rating definitions below are weighted in determining the rating. Because revenue bonds in general are payable from specifically pledged revenues, the essential element in the security for a revenue bond is the quantity and quality of the pledged revenues available to pay debt service.

Although an appraisal of most of the same factors that bear on the quality of general obligation bond credit is usually appropriate in the rating analysis of a revenue bond, other factors are important, including particularly the competitive position of the municipal enterprise under review and the basic security covenants. Although a rating reflects S&P(R)'s judgment as to the issuer's capacity for the timely payment of debt service, in certain instances it may also reflect a mechanism or procedure for an assured and prompt cure of a default, should one occur, i.e., an insurance program, federal or state guaranty, or the automatic withholding and use of state aid to pay the defaulted debt service.

S&P(R) RATINGS:

AAA PRIME - These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

         GENERAL OBLIGATION BONDS - In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

         REVENUE BONDS - Debt service coverage has been, and is expected to remain, substantial. Stability of the pledged revenues is also exceptionally strong, due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds, debt service, reserve requirements) are rigorous. There is evidence of superior management.

AA - HIGH GRADE - The investment characteristics of general obligation and revenue bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated "AA" have the second strongest capacity for payment of debt service.

A - GOOD GRADE - Principal and interest payments on bonds in this category are regarded as safe. This rating describes the third strongest capacity for payment of debt service. It differs from the two higher ratings because:

         GENERAL OBLIGATION BONDS - There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

         REVENUE BONDS - Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate.

MOODY'S RATINGS OF MUNICIPAL BONDS:

         AAA - Bonds which are rated Aaa are judged to be of the best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large, or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         AA - Bonds which are rated Aa are judged to be of high quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

MOODY'S RATINGS OF MUNICIPAL NOTES:

         MIG 1: The best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad based access to the market for refinancing, or both.

         MIG 2: High quality, with margins of protection ample, although not so large as in the preceding group.

         MIG 3: Favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.